UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

         Filed by the Registrant |X|
         Filed by a Party other than the Registrant | |

         Check the appropriate box:
         | | Preliminary Proxy Statement
         | |    Confidential, for Use of the Com-
              mission Only (as permitted by
              Rule 14a-6(e)(2))
         |X| Definitive Proxy Statement
         | | Definitive Additional Materials
         | | Soliciting Material Under Rule14a-12

                         NORTH CENTRAL BANCSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

     ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

       (1)   Title of each class of securities to which transaction applies:
             --------------------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:
             --------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
             --------------------------------------------------------------
       (4)   Proposed maximum aggregate value of transaction:
             --------------------------------------------------------------
       (5)   Total fee paid:
             --------------------------------------------------------------

| |    Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:
             --------------------------------------------------------------
       2)       Form, Schedule or Registration Statement No.:
             --------------------------------------------------------------
       3)       Filing Party:
             --------------------------------------------------------------
       4)       Date Filed:
             --------------------------------------------------------------

                                                                  March 20, 2006



Dear Shareholders:

     You are cordially invited to attend the 2006 Annual Meeting of Shareholders (the "Annual Meeting") of North Central Bancshares, Inc. (the "Company"), the holding company for First Federal Savings Bank of Iowa (the "Bank"), which will be held on April 28, 2006 at 10:00 a.m., Central Time, at the Boston Centre, Suite 100, located at 809 Central Avenue, Fort Dodge, Iowa. Enclosed are a Notice of Annual Meeting, Proxy Statement, Proxy Card and 2005 Annual Report to Shareholders.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. In addition, management will report on the operations and activities of the Company and there will be an opportunity for you to ask questions about the Company's business. We also expect representatives of the accounting firm of McGladrey & Pullen, LLP to be present at the Annual Meeting to respond to questions.

     Your Board of Directors unanimously recommends that you vote "FOR" the director nominees named in the Proxy Statement, "FOR" approval of the North Central Bancshares, Inc. 2006 Stock Incentive Plan, and "FOR" the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm.

     Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, the Board of Directors urges you to sign, date and return your Proxy Card as soon as possible in the enclosed postage paid envelope. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to attend and to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support.

                                          Sincerely,



                                          /s/David M. Bradley
                                          -------------------
                                          David M. Bradley
                                          Chairman of the Board, President and
                                            Chief Executive Officer

                         NORTH CENTRAL BANCSHARES, INC.
                               825 CENTRAL AVENUE
                             FORT DODGE, IOWA 50501
                                 (515) 576-7531

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           Date:   Friday, April 28, 2006
                           Time:   10:00 a.m., Central Time
                           Place:  Boston Centre, Suite 100
                                   809 Central Avenue
                                   Fort Dodge, IA  50501

     At our 2006 Annual Meeting, we will ask you to:

     1. Elect two candidates to serve as directors for a three-year period expiring at the 2009 Annual Meeting;

     2.   Approve the North Central Bancshares, Inc. 2006 Stock Incentive Plan;

     3. Ratify the appointment of McGladrey & Pullen, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

     4. Transact any other business as may properly come before the Annual Meeting.

     You may vote at the Annual Meeting and at any adjournment or postponement thereof if you were a shareholder of the Company at the close of business on March 6, 2006, the record date.

                                           By Order of the Board of Directors,



                                           /s/Jean L. Lake
                                           ---------------
                                           Jean L. Lake
                                           Secretary

Fort Dodge, Iowa
March 20, 2006

================================================================================
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.
================================================================================

                         NORTH CENTRAL BANCSHARES, INC.
                               825 CENTRAL AVENUE
                             FORT DODGE, IOWA 50501
                                 (515) 576-7531

                   -------------------------------------------

                             PROXY STATEMENT FOR THE
                       2006 ANNUAL MEETING OF SHAREHOLDERS

                   -------------------------------------------


Why We Sent You This Proxy Statement

     We have sent to the shareholders of North Central Bancshares, Inc. (the "Company") this Proxy Statement and enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

     We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about March 20, 2006 to all shareholders entitled to vote. If you owned shares of the Company's common stock at the close of business on March 6, 2006, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 1,445,053 shares of common stock issued and outstanding.

Quorum

     A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of at least a majority of the total number of votes eligible to be cast in the election of directors will constitute a quorum.

Voting Rights

     You are entitled to one vote at the Annual Meeting for each share of the Company's common stock that you owned at the close of business on March 6, 2006. (The number of shares you owned as of the record date is listed on the enclosed proxy card.) Our Articles of Incorporation provide restrictions on the voting of our common stock if you beneficially own more than 10% of our outstanding common stock.

     You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete and sign your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not specify how you want to vote your shares, your proxy will vote your shares FOR the election of the two nominees for director, FOR the approval of the North Central Bancshares, Inc. 2006 Stock Incentive Plan, and FOR the ratification of the appointment of the Company's independent public accountants.

     If any other matters are properly presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those discussed in this Proxy Statement.

Vote Required

     o Proposal 1: Election of Directors. The two nominees for director who receive the most votes will be elected. So, if you do not vote for a nominee, or you indicate "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of the directors.

     o Proposal 2: Approval of the North Central Bancshares, Inc. 2006 Stock Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required to pass this proposal. So, if you "abstain" from voting, it will have the same effect as if your vote was not cast with respect to this proposal.

     o Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required to pass this proposal. So, if you "abstain" from voting, it will have the same effect as if your vote was not cast with respect to this proposal.

Effect of Broker Non-Votes

     If your broker holds shares that you own in "street name," the broker may vote your shares on Proposals 1 and 3 listed above even if the broker does not receive instructions from you. Brokers cannot vote on Proposal 2 without instruction. If your broker does not vote on any of the proposals, this will constitute a "broker non-vote." A broker non-vote will not be counted as having voted in person or by proxy and will have no effect on the outcome of the election of the directors, the approval of the North Central Bancshares, Inc. 2006 Stock Incentive Plan, or the ratification of the appointment of our independent registered public accounting firm.

Confidential Voting Policy

     The Company maintains a policy of keeping shareholder votes confidential. The Company only lets its Inspector of Election examine the voting materials. The Inspector of Election will not disclose your vote to management unless it is necessary to meet legal requirements. The Inspector of Election will, however, forward any written comments that you may have to management.

Revoking Your Proxy

     You may revoke your proxy at any time before it is actually voted at the Annual Meeting by:

     o    Filing with the Secretary of the Company a letter revoking the proxy;

     o    Submitting another signed proxy with a later date; or

     o Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to voting.

     If your shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company's common stock as of the record date.

Voting Procedures for Shares Held in ESOP and 401(k) Plan Account

     If you are a participant in our Employee Stock Ownership Plan or 401(k) Plan and have Common Stock held on your account, you have the right to direct the voting of these shares through the Plans' trustees. If you have such rights, you will receive a separate mailing with instructions for exercising your rights to direct the voting of Common Stock held in your Plan accounts. Do not use the enclosed proxy card to direct the vote of Common Stock held in your ESOP and 401(k) Plan accounts.


Solicitation of Proxies

     The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

     o    mail;

     o    telephone; and

     o    other forms of communication.

     We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

     In addition, we have engaged Georgeson Shareholder to solicit proxies on our behalf for a fee of $6,000 plus reasonable out-of-pocket expenses. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians, and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

Obtaining an Annual Report on Form 10-K

     If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which we will file with the Securities and Exchange Commission ("SEC") by March 31, 2006, we will send you one (without exhibits) free of charge. Please write to:

         Jean L. Lake
         Secretary
         North Central Bancshares, Inc.
         825 Central Avenue
         Fort Dodge, IA  50501

     The complete Annual Report on Form 10-K is available on the SEC website at www.sec.gov or via the Bank's website at www.firstfederaliowa.com.
-----------                              ------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of the Company

     The following table shows certain information for persons who we know "beneficially owned" 5% or more of our common stock as of December 31, 2005. In general, beneficial ownership includes those shares over which a person has voting or investment power. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days (such as through the exercise of stock options) after December 31, 2005. We obtained the information provided in the following table from filings with the SEC and with the Company.

        Name and Address of                Amount and Nature of
          Beneficial Owner                 Beneficial Ownership       Percent(1)
-------------------------------------      --------------------       ----------

Employee Stock Ownership Plan of                 167,729(2)             11.1%
   First Federal Savings Bank of Iowa
   825 Central Avenue
   Fort Dodge, IA  50501

FMR Corp.                                        151,800(3)             10.1%
Edward C. Johnson, III
Fidelity Management & Research Company
Fidelity Low Priced Stock Fund
   82 Devonshire Street
   Boston, MA  02109

Dimensional Fund Advisors, Inc.                  121,800(4)              8.1%
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA 90401

Wellington Management Company, LLP               107,300(5)              7.1%
   75 State Street
   Boston, MA  02109
___________________________

(1) Percentages with respect to each person or group of persons have been calculated based upon 1,507,703 shares of Common Stock, the number of shares outstanding as of December 31, 2005.
(2) The Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which First Bankers Trust Services, Inc. serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees over a period of years as its acquisition debt is retired. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Committee will vote, tender or exchange shares of Common Stock held in the ESOP Trust in accordance with the following rule: The ESOP Committee will vote, tender or exchange shares of Common Stock allocated to participants' accounts in accordance with instructions received from the participants. As of December 31, 2005, 166,159 shares held by the ESOP Trust have been allocated. The ESOP Committee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP trustee receives instructions are voted. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged. With respect to allocated shares as to which no instructions are received, the ESOP Trustee will be deemed to have received instructions not to tender or exchange such shares. Except as described above, the ESOP Committee of the Company's Board of Directors has sole investment power, but no voting power over the Common Stock held in the ESOP Trust.
(3) Based on a Schedule 13G/A dated December 31, 2005 and filed with the SEC on February 14, 2006. FMR Corp. is a Massachusetts holding company for Fidelity Low Priced Stock Fund, an investment company who beneficially owns 151,800 shares of the Company's Common Stock. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and an investment advisor, is the beneficial owner of 151,800 shares of the Company's Common Stock as a result of acting as an investment adviser to Fidelity Low Priced Stock Fund. In their capacity as the majority shareholders and board members of the FMR Corp., members of the Edward C. Johnson, III family together own approximately 49% of FMR Corp. In addition, the Johnson family group and all other Class B shareholders of FMR Corp. have entered into a shareholders' voting agreement under which all Class B share of FMR Corp. will be voted in accordance with the majority vote of Class B shares of FMR Corp. Based on the foregoing, the Johnson family is deemed to own a controlling interest of FMR Corp., and therefore may be deemed to beneficially own the shares held by Fidelity Low Priced Stock Fund.
(4) Based on a Schedule 13G/A dated December 31, 2005 and filed with the SEC on February 6, 2006, by Dimensional Fund Advisors, Inc. ("Dimensional"). Dimensional is an investment adviser which may be deemed to beneficially own 121,800 shares of the Company's Common Stock. Dimensional disclaims beneficial ownership of such shares.
(5) Based on a Schedule 13G/A dated December 31, 2003 and filed with the SEC on February 12, 2004 by Wellington Management Company, LLP ("Wellington"). Wellington is an investment advisor which may be deemed to beneficially own the 107,300 shares of the Company's common stock held of record by clients of Wellington, which clients are entitled to receive, or have the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares. Wellington has shared voting power over 37,200 shares and has shared investment power over 107,300 shares of the Company's common stock.

Security Ownership of Management

     The following table sets forth information with respect to the shares of our common stock beneficially owned by each director of the Company, by each named executive officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company or the Company's wholly owned subsidiary, First Federal Savings Bank of Iowa (the "Bank") as a group as of February 28, 2006. The percent of common stock outstanding was based on a total of 1,465,053 shares of our common stock as of February 28, 2006, plus shares of Common Stock which such person or group has the right to acquire within 60 days after February 28, 2006, by the exercise of stock options. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock listed next to their name.

                                                                                  Amount and           Percent of
                                                                                  Nature of              Common
                                                                                  Beneficial              Stock
              Name                                Title(1)                       Ownership(2)          Outstanding
-----------------------------------      ----------------------------            ------------          -----------
David M. Bradley                         Chairman and Chief Executive
                                         Officer of the Company and the
                                         Bank; President of the Company            59,006(3)               4.0%
C. Thomas Chalstrom                      Director and Executive Vice
                                         President of the Company,
                                         President and Chief Operating
                                         Officer of the Bank                       16,886(4)               1.2%
David W. Edge                            Chief Financial Officer                      600(5)               *
Paul F. Bognanno                         Director                                   3,100(6)               *
Randall L. Minear                        Director                                   5,300(7)               *
Melvin R. Schroeder                      Director                                   7,504(8)               *
Robert H. Singer, Jr.                    Director                                  13,154(9)               *
Mark M. Thompson                         Director                                  18,350(10)              1.2%
Kirk A. Yung                             Senior Vice President                     12,819(11)              *
All directors and executive officers
as a group (10 persons)(12)                                                       273,103                 17.9%

___________________________

*    Less than 1% of common stock outstanding.
(1)  Unless indicated, titles are for both the Company and the Bank.
(2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." The figure shown for all directors and executive officers as a group includes all 167,729 shares held in the ESOP as to which the members of the Company's ESOP Committee (consisting of Directors Schroeder, Singer, and Minear) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such Committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually.
(3) Includes 11,093 shares over which Mr. Bradley has shared voting and investment power. Also includes 3,401 shares held in the Bank's 401(k) plan. Includes 19,512 shares held in the Bank's ESOP. Includes 25,000 shares which may be acquired upon the exercise of stock options within 60 days after February 28, 2006.
(4) Includes 2,710 shares over which Mr. Chalstrom has sole voting and investment power. Also, includes 661 shares held in the Bank's 401(k) plan and 9,515 shares held in the Bank's ESOP. Includes 4,000 shares which may be acquired by Mr. Chalstrom upon the exercise of stock options within 60 days after February 28, 2006.

(5) Includes 100 shares over which Mr. Edge has sole voting and investment power. Also, includes 500 shares which may be acquired by Mr. Edge upon the exercise of stock options within 60 days of February 28, 2006.

(6) Includes 1,100 shares over which Mr. Bognanno has sole voting and investing power. Also, includes 2,000 shares which may be acquired by Mr. Bognanno upon the exercise of stock options within 60 days of February 28, 2006.

(7) Includes 1,300 shares over which Mr. Minear has shared voting and investment power. Includes 4,000 shares which may be acquired by Mr. Minear upon the exercise of stock options within 60 days after February 28, 2006.

(8) Includes 7,504 shares over which Mr. Schroeder has shared voting and investment power.

(9) Includes 5,154 shares over which Mr. Singer has shared voting and investment power. Includes 8,000 shares which may be acquired upon the exercise of stock options within 60 days after February 28, 2006.

(10) Includes 500 shares over which Mr. Thompson has shared voting and investment power. Includes 1,850 shares held in Mr. Thompson's individual retirement account and 2,000 shares held in a limited partnership for which Mr. Thompson is the general partner. Also includes 14,000 shares which may be acquired upon the exercise of stock options within 60 days after February 28, 2006.

(11) Includes 2,702 shares over which Mr. Yung has shared voting and investment power. Also includes 372 shares held in the Bank's 401(k) plan, 8,116 shares held in the Bank's ESOP and 129 shares held by Mr. Yung on behalf of his children. Includes 1,500 shares which may be acquired upon the exercise of stock options within 60 days after February 28, 2006.

(12) The figures shown include 5,711 shares held pursuant to First Federal Savings Bank of Iowa Employees Savings and Profit Sharing Plan and Trust that have been allocated as of February 28, 2006 to all executive officers as a group. Such persons have sole voting power and sole investment power as to such shares.

               -------------------------------------------------
                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
               -------------------------------------------------

General

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, each class to contain, as near as may be possible, one-third of the entire number of the Board. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.

     The Nominating Committee has nominated two candidates for election as directors at the Annual Meeting, each to serve for a three year term ending in 2009. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. However, if any nominee should become unable to serve, the proxies received in response to this solicitation that were voted in favor of such nominee will be voted for the election of such other person as shall be designated by the Board of Directors of the Company, unless the Board of Directors shall determine to further reduce the number of directors pursuant to the Bylaws of the Company. In any event, proxies cannot be voted for a greater number of persons than the two nominees named.

Information with Respect to Nominees and Continuing Directors

     The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Security Ownership of Certain Beneficial Owners and Management -- Security Ownership of Management."

                                        End of                                               Director
        Name               Age(1)        Term            Position Held with Company          Since (2)
--------------------       ------       ------           ---------------------------         ---------
Nominees
--------------------
David M. Bradley             53          2006        Chairman of the Board, President and       1989
                                                           Chief Executive Officer
Robert H. Singer, Jr.        57          2006                      Director                     1997

Continuing Directors
--------------------

C. Thomas Chalstrom          41          2007              Executive Vice President             2004
Randall L. Minear            48          2007                      Director                     2004
Melvin R. Schroeder          68          2007                      Director                     1992
Mark M. Thompson             53          2008                      Director                     1999
Paul F. Bognanno             56          2008                      Director                     2005

--------------------
(1)  At December 31, 2005.
(2) Includes terms as directors of the Bank prior to the incorporation of the Company on December 5, 1995.

     The principal occupation and business experience of each nominee for election as director and each Continuing Director is set forth below. Positions held by a director or executive officer have been held for at least the past five years unless stated otherwise.

Nominees for Election as Directors

     David M. Bradley has been Chief Executive Officer of the Bank since 1992. He was President of the Bank from 1990 until 2004. He has been affiliated with the Bank since 1982. Mr. Bradley has served as the President and Chief Executive Officer of the Company since the Company's inception in December 1995. He became Chairman of the Board of the Company and the Bank as of January 1, 1997.

     Robert H. Singer, Jr. is Executive Director of the Fort Dodge Area Chamber of Commerce. From 1988 to 2002, Mr. Singer was the co-owner of Calvert, Singer & Kelley Insurance Services, Inc., an insurance agency, in Fort Dodge, Iowa.

Continuing Directors

     C. Thomas Chalstrom has been employed with the Bank since 1985. He was Executive Vice President from 1994 until 2004. Mr. Chalstrom was named Chief Operating Officer of the Bank in December 1998. He became President of the Bank in April 2004.

     Randall L. Minear is the President of Terrus Real Estate Group, located in Des Moines, Iowa. He formerly served as the Director of Corporate Real Estate for The Principal Financial Group and as President of Principal Real Estate Services, a subsidiary of The Principal Financial Group.

     Melvin R. Schroeder was formerly Vice President of Instruction at Iowa Central Community College in Fort Dodge, Iowa, until his retirement in 2001. He had been employed with the College since 1967.

     Mark M. Thompson has been the owner of Mark Thompson CPA, P.C. in Fort Dodge, Iowa since 1984 and has been a certified public accountant since 1978.

     Paul F. Bognanno is a self-employed consultant in Des Moines, Iowa. From 1993 to 2004, he was the President and Chief Executive Officer of Principal Residential Mortgage, a wholly-owned subsidiary of The Principal Financial Group.

================================================================================
The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors.
================================================================================

                        BOARD OF DIRECTORS AND MANAGEMENT

Board and Committee Meetings

     The Company's Board of Directors held twelve regular meetings, one annual meeting, and one special meeting during 2005. During 2005, all directors of the Company attended at least 75% of the total meetings held during the period of their service on the Board of Directors and committees thereof. The Board of Directors maintains committees, the nature and composition of which are described below.

     Personnel and Compensation Committee. The Personnel and Compensation Committee meets periodically to review the performance of and to make recommendations to the Board regarding the compensation of the Company's officers. In 2005, the Personnel and Compensation Committee of the Company was comprised of Directors Schroeder, Singer, and Minear with Director Schroeder serving as Chairman. The Personnel and Compensation Committee met four times during the year ended December 31, 2005. All members of the Personnel and Compensation Committee are independent directors as defined in the Nasdaq Stock Market listing standards.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee formulates our corporate governance guidelines and determines the qualification and independence of directors and committee members. The committee is responsible for nominating persons for election to the Board of Directors and also reviews whether shareholder nominations (if any) comply with the notice procedures set forth in the Company's bylaws. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is attached as Appendix A to this Proxy Statement.

     In 2005, the Nominating and Corporate Governance Committee was comprised of Directors Schroeder (Chair), Singer and Minear, through December 16, 2005 and Directors Minear (Chair), Schroeder and Bognanno from December 16, 2005 to present. The Nominating and Corporate Governance Committee met twice during the year ended December 31, 2005. All members of the Nominating and Corporate Governance Committee are independent directors as defined in The Nasdaq Stock Market listing standards.

     It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders in accordance with
Article V, Section V of the Company's bylaws. Pursuant to Article V, Section IX of the Company's bylaws, any shareholder of record of the Company entitled to vote for the election of directors at such meeting who provides timely notice in writing to the Secretary of the Company (the "Secretary") may recommend or nominate a director candidate for consideration by the Committee. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an election of directors to be held at an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an election to be held at an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), or at a special meeting of shareholders for the election of directors, the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. The shareholder's notice to the Secretary must set forth certain information regarding the proposed nominee and the shareholder making such nomination. If a nomination is not properly brought before the meeting in accordance with the Company's bylaws, the Chairman of the meeting may determine that the nomination was not properly brought before the meeting and shall not be considered.

For additional information about the Company's director nomination requirements, please see the Company's bylaws.

     It is the policy of the Committee to select individuals as director nominees with the goal of creating a balance of knowledge, experience and interest on the Board. The Committee evaluates candidates for their character, judgment, business experience and acumen. Shareholder nominees are analyzed by the Committee in the same manner as nominees that are identified by the Committee. The Company does not pay a fee to any third party to identify or evaluate nominees.

     David M. Bradley and Robert H. Singer, Jr. were each nominated by the non-management, independent directors that comprise the Nominating and Corporate Governance Committee. As of December 31, 2005, the Nominating and Corporate Governance Committee had not received any shareholder recommendations for nominees in connection with the 2006 Annual Meeting.

     Audit Committee. The Audit Committee is chaired by Director Thompson, with Directors Singer, Schroeder, and Bognanno as members. The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our outside auditors and reports any substantive issues found during the audit to the Board. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent auditors. The committee will also review and approve all transactions with affiliated parties. The Board of Directors of the Company have adopted a written charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the 2004 Annual Meeting and filed with the SEC on March 22, 2004. All members of the Audit Committee are independent directors as defined in the Nasdaq Stock Market listing standards. The Company believes that Director Thompson qualifies as an "Audit Committee Financial Expert" as that term is defined by applicable SEC rules and has been so designated by the Board of Directors. The committee met four times in the 2005 fiscal year.

Shareholder Communications with our Board of Directors

     Shareholders may contact the Company's Board by contacting Jean L. Lake, Secretary, at North Central Bancshares, Inc., 825 Central Avenue, Fort Dodge, Iowa, 50501 or at (515) 576-7531. All comments will be forwarded directly to the Board of Directors.

     All directors and nominees are expected to attend the Annual Meeting. At the 2005 Annual Meeting, all members of the Board of Directors were in attendance.

                             AUDIT COMMITTEE REPORT

              NORTH CENTRAL BANCSHARES, INC. AUDIT COMMITTEE REPORT

     The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

     The Company's Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management and McGladrey & Pullen, LLP, the Company's independent registered public accounting firm. The Company's Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with McGladrey & Pullen, LLP.

     The Company's Audit Committee has also received the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed the independence of McGladrey & Pullen, LLP and considered whether the provision of non-audit services by McGladrey & Pullen, LLP is compatible with maintaining the independent registered public accounting firm's independence.

     Based on the review and the discussions noted above, the Company's Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which will be filed with the SEC by March 31, 2006.

                                            Audit Committee of
                                            North Central Bancshares, Inc.

                                            Mark M. Thompson (Chairman)
                                            Melvin R. Schroeder
                                            Robert H. Singer, Jr.
                                            Paul F. Bognanno

Principal Accountant Fees and Services

     During the fiscal years ended December 31, 2005 and December 31, 2004, the Company retained and paid McGladrey & Pullen, LLP to provide audit and other services as follows:

                                   Audit Fees
                                   ----------

                                              2005             2004
                                              ----             ----
            Audit(1)                       $  83,200        $  86,300
            Audit-Related Fees(2)              8,800            8,500
            Tax Fees(3)                       20,300           16,650
            All Other Fees(4)                 10,800            4,300
                                           ---------        ---------
            Total                          $ 123,100        $ 115,750
________________________

(1) Includes fees related to review of Form 10-K, annual report and proxy; review of financial statements included in Form 10-Q; attendance at audit committee meetings related to the audit or reviews; consultations on audit and accounting matters arising during the audit or reviews; and services in connection with statutory and regulatory filings (comfort letters, consents, assistance with and review of documents filed with the SEC).
(2) Includes fees related to due diligence; internal controls review; other attestation services; consultation concerning financial accounting and reporting standards; audits of employee benefit plans; and services relating to mergers and acquisitions.
(3)  Includes fees related to tax compliance and tax planning and tax advice.
(4) Includes fees related to consultation on other-than-temporary-impairment on available-for-sale Securities, implementation of the requirements of
     Section 404 of the Sarbanes Oxley Act and miscellaneous accounting issues.

Audit Committee Preapproval Policy

     Preapproval of Services. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms) to be performed for the Company by its independent registered public accounting firm, subject to the de minimis exception for non-audit services described below which are approved by the Committee prior to completion of the audit.

     Exception. The preapproval requirement set forth above, shall not be applicable with respect to non-audit services if:

        (i) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the services are provided;

        (ii) Such services were not recognized by the Company at the time of the engagement to be non-audit services; and

        (iii) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

     Delegation. The Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove activities under this subsection shall be presented to the full Committee at its next scheduled meeting.

     The Audit Committee approved all services performed by McGladrey & Pullen, LLP during fiscal year 2005 pursuant to the policies outlined above.

Executive Officers Who Are Not Directors or Nominees

     The following individuals are executive officers of the Company and the Bank who are not directors or nominees and hold the offices set forth below opposite their names.

Name                   Positions Held with the Company and the Bank
------------           --------------------------------------------
Jean L. Lake           Secretary
David W. Edge          Chief Financial Officer and Treasurer
Kirk A. Yung           Senior Vice President


     The executive officers of the Company and the Bank are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation, or removal by the Boards of Directors of each of the Company and the Bank.

     Biographical information of the executive officers of the Company and the Bank who are not directors or nominees is set forth below.

     Jean L. Lake, age 63, has been employed with the Bank since 1972 and was named Secretary in 1987. Ms. Lake serves as Board Secretary and is in charge of marketing.

     David W. Edge, CPA, age 47, has been employed with the Bank since September 2004. He is the Bank's Chief Financial Officer and is in charge of the accounting functions of the Bank and the Company. Prior to joining the Company, Mr. Edge was Chief, Fiscal Service for the Veterans Affairs Central Iowa Health Care System, Des Moines, Iowa and was responsible for the hospital's annual operating and capital budgets. Prior to that he worked for Principal Bank, Des Moines, Iowa, as Senior Financial Accounting Leader and ITS, Inc. as Senior Vice President and Chief Financial Officer.

     Kirk A. Yung, age 43, has been employed with the Bank since 1990, was named Senior Vice President in January 1995 and is in charge of consumer and commercial real estate lending.

                  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

     Fee Arrangements. Currently, non-employee directors receive monthly fees of $550, an additional director's fee of $400 for each monthly meeting attended and $150 for each committee meeting attended. Non-employee directors who serve as Audit Committee Chair receive $225 for committee meetings. All other board committee chairpersons receive $175 for each committee meeting attended. The Company paid Board and Committee fees totaling $64,320 to its directors for the fiscal year ended December 31, 2005.

     Stock Option Plan. Directors of the Company are eligible to receive grants of options pursuant to the Company's Option Plan. See "Stock Option Plan." Under the Stock Option Plan, individuals who are non-employee directors ("Eligible Directors") will be granted on each January 1, an option, which will be immediately exercisable upon grant, to purchase 2,000 shares of Common Stock, provided the Plan is still in effect and the Eligible Director is still serving as such on the date of grant. All options granted to Eligible Directors under the Stock Option Plan have an exercise price per share equal to the fair market value of a share of Common Stock on the date of the option grant. The Stock Option Plan expires September 2006. No additional grants will be made to employees or non-employee directors after that date.

Executive Compensation

     The Report of the Company's Personnel and Compensation Committee (the "Report") and the Performance Graph (the "Graph") included in this section are provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, the Report and the Graph shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Exchange Act.

Compensation Committee Report

     The 2005 compensation program described in this Proxy Statement was established by the Personnel and Compensation Committee of the Company's Board of Directors. This Committee is comprised entirely of non-employee directors. Each member of the Personnel and Compensation Committee is independent, as defined in the National Association of Security Dealers' Manual.

     Each December, the members of the Personnel and Compensation Committee review and approve changes to base compensation, bonuses and benefits for senior management and other officers. The Company's compensation program is designed to attract, develop and retain strong individuals who are capable of maximizing the Company's performance for the benefit of the shareholders.

     The 2005 compensation program consisted of three components: (1) base salary; (2) bonuses; and (3) long-term incentives, e.g., stock options, deferred compensation, and fringe benefits. These elements were intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel, and align their financial interests with those of the Company's shareholders.

     During 2005, base salaries were set at levels determined, in the subjective judgment of the Compensation Committee, to be commensurate with the officers' customary respective duties and responsibilities, and to enable them to maintain appropriate standards of living within their communities. Bonuses were awarded in the subjective judgment of the Compensation Committee to reward executive performance in the discharge of each executive officer's duties. Fringe benefit plans, consisting of a pension plan, 401(k) plan, and group insurance coverage, were designed to provide for health and welfare of the officers and their families, as well as for their long-term financial needs. In addition, all eligible officers participated in the Company's Employee Stock Ownership Plan (the "ESOP"). Each eligible officer has an individual account within the ESOP Trust that is invested primarily in employer securities, with the result of that portion of each officer's long-term retirement savings being tied to the performance of the Company.

     The Committee established the Chief Executive Officer's base salary for 2005 at $235,000, a 2.2% increase over his base salary for 2004, using the criteria above, together with a peer comparison published in a national compensation publication.


                                  Personnel and Compensation
                                  Committee of North Central Bancshares, Inc.

                                  Melvin R. Schroeder (Chairman)
                                  Robert H. Singer, Jr.
                                  Randall L. Minear


     Compensation Committee Interlocks and Insider Participation. During fiscal year 2005, there were no interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Company and corporations with respect to which such persons were affiliated.

     Performance Graph. Pursuant to the regulations of the SEC, the graph below compares the performance of the Bank with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Composite Index (banks and bank holding companies, over 99% of which are based in the United States) from December 31, 2000 through December 31, 2005.

     The following graph compares the Company's total cumulative shareholder return by an investor who invested $100.00 on December 31, 2000, to December 31, 2005, to the total return by an investor who invested $100.00 in each of the Nasdaq Stock Market Index and the Nasdaq Financial Stocks Index for the same period.


                                [GRAPHIC OMITTED]


                                     LEGEND
                                     ------

Symbol         CRSP Total Returns Index for:             12/2000   12/2001   12/2002   12/2003   12/2004   12/2005
------         -----------------------------             -------   -------   -------   -------   -------   -------
_________ [ ]  North Central Bancshares, Inc.            100.0     120.2     188.4     229.2     265.0     254.0
____ ____  *   Nasdaq Stock Market (US Companies)        100.0      79.3      54.8      82.0      89.2      91.1
- - - - -  ^   Nasdaq Financial Stocks                   100.0     109.8     113.1     153.0     178.6     182.7
               SIC 6000-6799 US & Foreign

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100.0 on 12/29/2000.

Summary Compensation Table

     The following Summary Compensation Table includes individual compensation information on the Chief Executive Officer of the Company and the Bank, the Executive Vice President of the Company and President and Chief Operating Officer of the Bank, the Treasurer and Chief Financial Officer, and the Senior Vice President (the "Named Executive Officers") for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 2005, 2004 and 2003. No other officer received total salary and bonus in excess of $100,000 in fiscal 2005.

                           Summary Compensation Table
                                                                                  Long Term Compensation
                                                                      ----------------------------------------------

                                         Annual Compensation                   Awards                 Payouts
                                 -----------------------------------  --------------------   -----------------------
                                                           Other      Restricted
                                                           Annual       Stock                 LTIP        All Other
  Name and Principal                           Bonus    Compensation    Awards     Options   Payouts    Compensation
      Positions         Year     Salary($)      ($)        ($)(2)        ($)       (#)(3)      ($)         ($)(4)
--------------------    ----     ---------     -----    ------------  ----------   -------   -------    ------------
David M. Bradley        2005     $ 235,000    10,108      3,141            -          -         -         28,312
   Chairman,            2004     $ 230,000       101      1,702            -          -         -         33,813
   President and        2003     $ 220,000       101      1,238            -          -         -         44,687
   Chief Executive
   Officer


C. Thomas Chalstrom     2005     $ 140,000    20,108          -            -          -         -         11,675
   Director,            2004     $ 125,000    17,197          -            -          -         -         15,228
   Executive Vice       2003     $ 120,000    10,101          -            -          -         -         22,057
   President and
   Chief Operating
   Officer


David W. Edge           2005     $ 110,000       108          -            -      2,500         -         18,535
   Treasurer and        2004(1)  $  29,192     8,554          -            -      2,500         -            745
   Chief Financial
   Officer


Kirk A. Yung            2005     $ 100,000    21,608          -            -          -         -          8,867
   Senior Vice          2004     $  93,000    12,619          -            -          -         -         11,342
   President            2003     $  90,000    10,101          -            -          -         -         16,977

___________________________

(1) Reflects compensation paid in 2004 since Mr. Edge's hire date of September 27, 2004.
(2) The Bank also provides each Named Executive Officer with certain cash benefits, such as interest on deferred compensation, and certain non-cash benefits and perquisites, such as the use of an automobile and certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and annual bonus reported for each Named Executive Officer in the Summary Compensation Table. The amounts listed for Mr. Bradley is interest on deferred compensation.
(3) Represents shares of common stock as to which the named individual has the right to acquire beneficial ownership pursuant to the exercise of stock options. Mr. Edge was granted an option to purchase 2,500 shares on October 29, 2004 and an option to purchase 2,500 shares on September 27, 2005 pursuant to the North Central Bancshares, Inc. 1996 Stock Option Plan. Each such option vests in 20% increments each year. Accelerated vesting occurs in the case of death or disability and upon retirement or a change in control.
(4) Includes the dollar values of the following components: (1) allocations of Common Stock under the ESOP during 2005: Mr. Bradley, $15,312; Mr. Chalstrom, $11,675 and Mr. Yung, $8,867; (2) reimbursements to Mr. Edge for moving expenses including related real estate commissions; and (3) accruals under the Supplemental Retirement and Deferred Compensation Plan during 2005 for Mr. Bradley of $13,000.

Employment Agreements for Chief Executive Officer

     Effective as of March 20, 1996, the Company entered into an employment agreement with Mr. Bradley, and the Bank entered into an amended and restated employment agreement with Mr. Bradley (collectively, the "Employment Agreements"). The Employment Agreements establish the duties and compensation of Mr. Bradley and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base.

     The Employment Agreements with Mr. Bradley provide for a three-year term. The Bank Employment Agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with Mr. Bradley's concurrence and after conducting a performance evaluation, extend this term for an additional year, so that the remaining term shall be three years. The Company Employment Agreement provides for automatic daily extensions such that the term of the Company Employment Agreement shall be a rolling period of three years unless written notice of non renewal is given by the Company's Board of Directors or Mr. Bradley. Mr. Bradley's base salary will be reviewed annually by the Personnel and Compensation Committee of the Board. Subject to such review, Mr. Bradley's base salary may be increased on the basis of his job performance and the overall performance of the Bank and the Company. In addition to base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or the Company and Mr. Bradley. The Employment Agreements provide for termination by the Bank or the Company at any time for "cause" as defined in the Employment Agreements. In the event the Bank or the Company chooses to terminate Mr. Bradley's employment for reasons other than for cause, or in the event of Mr. Bradley's resignation from the Bank and the Company upon: (i) failure to re-appoint, elect or re elect him to his current offices; (ii) a material change in his functions, duties or responsibilities;
(iii) a relocation of his principal place of employment outside Webster County, Iowa without his consent; (iv) liquidation or dissolution of the Bank or the Company; (v) a change of control; or (vi) a breach of the Employment Agreement by the Bank or the Company, Mr. Bradley or, in the event of death, his beneficiary, would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary and bonus payments due to him and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements. The Bank and the Company would also continue Mr. Bradley's life, health and disability insurance coverage for the remaining term of the Employment Agreements.

     In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as Common Stock of the Company or the Bank, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company or the Bank.

     Payment under the Company Agreement would be made by the Company. In addition, payments to Mr. Bradley under the Bank Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. However, to the extent that payments under the Company Agreement and the Bank Agreement are duplicative, payments due under the Company's Employment Agreement would be offset by amounts actually paid by the Bank. The Employment Agreements also provide that Mr. Bradley would be entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the Employment Agreements. Mr. Bradley would also be indemnified by the Bank and the Company to the fullest extent allowable under federal and Iowa law, respectively.

     Cash and benefits paid to Mr. Bradley under the Employment Agreements together with payments under other benefit plans following a "change in control" of the Bank or the Company may constitute an "excess parachute" payment under
Section 280G of the Internal Revenue Code (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. In such an event, payments under the Employment Agreements will be limited to the lesser of: (i) 299% of Mr. Bradley's average total compensation (whether or not taxable) for the period of five taxable years ending immediately prior to his termination of employment, or (ii) after provision for the excise tax, if any, imposed under section 4999 of the Code, the greater of an amount equal to 299% of Mr. Bradley's average taxable compensation for the period of five taxable years ending immediately prior to his termination of employment or the maximum amount which may be paid to Mr. Bradley under the Employment Agreements without giving rise to such tax.

     The Employment Agreements also generally provide that for a period of one year following termination for cause, Mr. Bradley agrees not to compete with the Bank or Company in any city, town or county in which the Bank or Company maintains an office or has filed an application to establish an office. The Employment Agreements also provide that Mr. Bradley agrees to keep any material document or information obtained from the Bank or Company confidential. In addition, the Employment Agreements provide that for a period of one year following termination, Mr. Bradley agrees not to solicit or offer employment to any officer or employee of the Bank or Company or solicit their respective customers.

Employment Agreements for Chief Operating Officer

     Effective as of March 29, 2005, the Company and the Bank each entered into an employment agreement with Mr. Chalstrom (collectively, the "Employment Agreements"). The Employment Agreements establish the duties and compensation of Mr. Chalstrom and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base.

     The Employment Agreements with Mr. Chalstrom provide for a three-year term such that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with Mr. Chalstrom's concurrence and after conducting a performance evaluation, extend this term for an additional year, so that the remaining term shall be three years. Mr.
Chalstrom's base salary will be reviewed annually by the Personnel and Compensation Committee of the Board. Subject to such review, Mr. Chalstrom's base salary may be increased on the basis of his job performance and the overall performance of the Bank and the Company. In addition to base salary, the
Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or the Company and Mr. Chalstrom. The Employment Agreements provide for termination by the Bank or the Company at any time for "cause" as defined in the Employment Agreements. In the event the Bank or the Company chooses to terminate Mr. Chalstrom's employment for reasons other than for cause, or in the event of Mr. Chalstrom's resignation from the Bank and the Company upon: (i) failure to re-appoint, elect or re elect him to his current offices; (ii) a material change in his functions, duties or responsibilities; (iii) liquidation or dissolution of the Bank or the Company; (iv) a change of control; or (v) a breach of the Employment Agreement by the Bank or the Company, Mr. Chalstrom or, in the event of death, his beneficiary, would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary and bonus payments due to him and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements. The Bank and the Company would also continue Mr. Chalstrom's life, health and disability insurance coverage for the remaining term of the Employment Agreements.

     The terms and conditions of the Employment Agreements for Mr. Chalstrom are otherwise identical to the provisions of the Employment Agreements for Mr. Bradley (described above).

Retention Agreement

     Effective as of March 20, 1998, the Bank entered into an amended and restated employee retention agreement (the "Retention Agreement") with Mr. Yung (the "Executive"). The Retention Agreement provides for a three year term. The Retention Agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with the Executive's concurrence and after conducting a performance evaluation, extend this term for an additional year, so that the remaining term shall be three years. The Executive's base salary will be reviewed annually by the Personnel and Compensation Committee of the Board. Subject to such review, the base salary may be increased on the basis of his job performance and the overall performance of the Bank. In addition to base salary, the Retention Agreement provides for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel that are deemed appropriate by the Bank and the Executive. The Retention Agreement provides for benefits to be paid in the event of a termination of the Executive's employment following a "change in control." In the event the Bank chooses to terminate the Executive's employment for reasons other than for cause following a change in control, or in the event of the Executive's resignation from the Bank following a change in control within sixty days of: (i) a material reduction in compensation and benefits from the levels in effect immediately prior to a change in control or (ii) a material adverse change in functions, duties, responsibilities or terms and conditions of employment, the Executive or, in the event of death, his beneficiary, would be entitled to a lump sum cash payment in an amount equal to the greater of (i) the payments due under the remaining term of the Retention Agreement or (ii) the average of the aggregate of salary plus bonus and the amount of all determinable contributions made to, or under any employee benefit plan for, the Executive by the Bank during the period of five years ending of the date of his termination. The Bank would also continue the Executive's life, health and disability insurance coverage for thirty-six months following his termination of employment. The Executive would also be indemnified by the Bank to the fullest extent allowable under federal and Iowa law, respectively, for actions related to his service to the Bank as an officer or director.

     In general, for purposes of the Retention Agreement and the plans maintained by the Company or the Bank, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as common stock of the Company or the Bank, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company or the Bank.

     Cash and benefits paid to the Executive under the Retention Agreement together with payments under other benefit plans following a "change in control" of the Bank or the Company may constitute an "excess parachute" payment under
Section 280G of the Internal Revenue Code (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. In such an event, payments under the Retention Agreement will be limited to such amount as may be paid without giving rise to such tax.

     The Retention Agreement also generally provides that for a period of one year following termination, the Executive agrees not to compete with the Bank and the Company in any city, town or county in which the Bank or Company maintains an office or has filed an application to establish an office.

Pension Plan

     The Bank participates in a multiple-employer noncontributory tax-qualified defined benefit plan (the "Retirement Plan") for eligible employees. As required, the Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the ERISA.

Pension Plan Table

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 under the Bank's Retirement Plan based on the Retirement Plan provisions at December 31, 2005. The amounts are expressed in the form of a single life annuity available at various levels of compensation and years of benefit service:

                              Years of Service and
                          Benefit Payable at Retirement
--------------------------------------------------------------------------------
Highest Average
    Salary          15           20           25           30           35
---------------   ---------    --------    ---------    ---------     ---------

  $100,000        26,300       35,100       43,900       52,700        61,500
   125,000        33,800       45,100       56,400       67,700        79,000
   150,000        41,300       55,100       68,900       82,700        96,500
   175,000        48,800       65,100       81,400       97,700       114,000
   200,000        56,300       75,100       93,900      112,700       131,500
   225,000(1)     63,800(1)    85,100(1)   106,400(1)   127,700(1)    149,000(1)
_________________

(1) Under section 401(a)(17) of the Code, a participant's compensation in excess of $210,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average salary for benefit accruals in 2005.

     These annual benefit amounts are subject to adjustments for Social Security benefits. At December 31, 2005, David M. Bradley, C. Thomas Chalstrom and Kirk
A. Yung had 22, 20 and 15 years, respectively, of credited service under the Retirement Plan and their highest average salary was $197,000, $119,000 and $87,600 respectively. David W. Edge became eligible to participate October 2005 and has 3 months of credited service under the Retirement Plan and his highest average salary was $110,000. Compensation recognized for purposes of retirement plan benefits consists of a five year average salary as reported in the "Salary" column of the Summary Compensation Table.

Supplemental Retirement Plan

     Effective as of January 1, 2001, the Bank established a Supplemental Retirement and Deferred Compensation Plan ("SERP") for certain eligible executives. The SERP is a non-qualified plan that provides for discretionary contributions by the Bank and also offers eligible executives the opportunity to defer the receipt of a portion of their income in a manner that defers taxation of such income.

Employee Stock Ownership Plan and Trust

     The Bank has established an ESOP for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Internal Revenue Code of 1986. Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate.

     Shares of common stock purchased by the ESOP are pledged as collateral for a loan from the Company, and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loans will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation.

     The Bank's contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares or any allocated shares for which the ESOP Trustee does not receive voting instructions will be voted in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

Stock Option Plan

     The Stock Option Plan was approved by the Company's shareholders at a Special Meeting of Shareholders held on September 21, 1996. The Stock Option Plan provides for the grant of Options to certain officers, employees and outside directors of the Company. The Stock Option Plan is not subject to ERISA. The purpose of the Stock Option Plan is to promote the growth and profitability of the Company; to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. In 2001, the Board of Directors approved an additional 40,000 shares to be reserved to the Stock Option Plan for future issuance. The Stock Option Plan expires September 2006. No additional grants will be made to employees or non-employee directors after that date.

     The following table summarizes the grants of options that were made to the named executive officers pursuant to the Stock Option Plan during fiscal 2005. The Stock Option Plan does not provide for the grant of stock appreciation rights.

                                            Option/SAR Grants in Fiscal Year 2005
                                                  Individual Grants
-------------------------------------------------------------------------------------------------------------------
                         Securities      Percent of
                         Underlying     Options/SARs     Exercise
                          Options/       Granted to       or Base                    Potential Realizable Value At
                            SARs        Employees in       Price                     Assumed Annual Rates of Stock
                          Granted       Fiscal Year       ($ Per     Expiration      Price Appreciation for Option
Name                         (#)             (%)           Share)       Date                    Term
--------------------     ----------     -------------    --------    ----------      ------------------------------
                                                                                       5% ($)           10% ($)
                                                                                     ------------------------------
David M. Bradley               -              -               -            -                 -                 -
C. Thomas Chalstrom            -              -               -            -                 -                 -
David W. Edge (1)          2,500             15%             37.74      9/27/15         59,336           150,370
Kirk A. Yung                   -              -               -            -                 -                 -

_____________________

(1) All options were granted on September 27, 2005 and vest at the rate of 20% per year with the first installment vesting beginning on September 27, 2006, with accelerated vesting in the case of death, disability, retirement of the option holder or change in control of the Company while in the service of the Company or the First Federal Savings Bank of Iowa.

     The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock on December 31, 2005, which was $38.06 per share.

                                    2005 Fiscal Year End Option/SAR Values
----------------------------------------------------------------------------------------------------------------
                            Shares                          Number of Securities          Value of Unexercised
                           Acquired        Value           Underlying Unexercised       In-the-Money Options at
                              on         Realized on    Options at Fiscal Year-end         Fiscal Year-end
                           Exercise       Exercise                 (#)                           ($)
Name                         (#)             ($)         Exercisable/Unexercisable     Exercisable/Unexercisable
-------------------        --------      ------------   --------------------------     -------------------------
David M. Bradley            8,500          200,843              25,100/2,400              489,199/49,644(1)(2)

C. Thomas Chalstrom         2,500           46,650                4,000/0                     75,240/0(3)

David W. Edge                   0                0               500/4,500                  280/1,935(4)(5)

Kirk A. Yung                1,800           37,095                3,200/0                     60,192/0(6)

___________________________

(1) Based on the following information with respect to options exercisable at December 31, 2005: the closing price per share of common stock on December 31, 2005 was $38.06 per share and 25,100 options having a weighted average exercise price of $18.57 per share, which equals a spread of $19.49.
(2) Based on the following information with respect to options that remain unexercisable at December 31, 2005: the closing price per share of common stock on December 31, 2005 was $38.06 per share and 2,400 options having a weighted average exercise price of $17.375 per share, which equals a spread of $20.685.
(3) Based on the following information with respect to options exercisable at December 31, 2005: the closing price per share of common stock on December 31, 2005 was $38.06 per share and 4,000 options having an exercise price of $19.25 per share, which equals a spread of $18.81.
(4) Based on the following information with respect to options exercisable at December 31, 2005: the closing price per share of common stock on December 31, 2005 was $38.06 per share and 500 options having a weighted average exercise price of $37.50 per share, which equals a spread of $0.56.

(5) Based on the following information with respect to options that remain unexercisable at December 31, 2005: the closing price per share of common stock on December 31, 2005 was $38.06 per share and 4,500 options having a weighted average exercise price of $37.63 per share, which equals a spread of $0.43.
(6) Based on the following information with respect to options exercisable at December 31, 2005: the closing price per share of common stock on December 31, 2005 was $38.06 per share and 3,200 options having an exercise price of $19.25 per share, which equals a spread of $18.81.

Transactions With Certain Related Persons

     From time to time the Bank makes loans to its and the Company's officers and directors, which loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and certain officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company or the Bank, or written representations that no forms were necessary, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent shareholders of the Company were complied with, with the exception of the following: a Form 3 filing for Mr. Bognanno was filed on May 17, 2005, a Form 4 filing for Mr. Bognanno reflecting shares of common stock acquired on May 11, 2005 was filed on May 17, 2005, and a Form 4 for Mr. Edge reflecting stock options granted to Mr. Edge on September 27, 2005 was filed on January 20, 2006.

       -------------------------------------------------------------------
                                   PROPOSAL 2

                                 APPROVAL OF THE
                       2006 NORTH CENTRAL BANCSHARES, INC.
                              STOCK INCENTIVE PLAN
       -------------------------------------------------------------------


     Our Board of Directors has adopted North Central Bancshares, Inc. 2006 Stock Incentive Plan (the "Plan"), subject to approval by our shareholders. We have provided below a summary of our reasons for adopting the Plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is attached hereto as Appendix B and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

     Our 1996 Stock Incentive Plan expires in 2006. We will no longer be able to grant stock options under the 1996 Plan after its expiration date. In addition, of the 118,400 stock options currently outstanding under the 1996 Plan, approximately 60% were granted five or more years ago, are fully vested and will expire within five years; thus providing a diminishing performance and retention incentive.

     We are asking our shareholders to approve the Plan so that we will be able to continue to grant stock-based compensation to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this Plan, our shareholders will enable us to continue offering a competitive compensation package that is linked to our stock price performance in attracting and retaining highly qualified directors and officers.

     In addition, as a Nasdaq National Market listed company, we are required to seek the approval of our shareholders before implementing an equity compensation plan such as the Plan. Shareholder approval will also enhance our ability to deduct the expense of certain awards for federal income tax purposes.

If We Do Not Receive Shareholder Approval We Will Not Implement the Plan

     If we do not receive the approval of the shareholders, the Plan will not be implemented. In this event, we expect that our Board of Directors will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies.

Purpose of the 2006 Stock Incentive Plan

     The purpose of the Plan is to promote our growth and profitability, to provide certain key officers and non-employee directors of our company and our affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in our company.

Description of the 2006 Stock Incentive Plan

     Administration. Initially, the Plan will be administered by a committee appointed by the Board of Directors consisting of the members of the Compensation Committee of our Board of Directors. The Compensation Committee will consist of not less than two non-employee members of the Board of Directors. The Compensation Committee has broad discretionary powers. The Board of Directors may exercise any power or discretion conferred on the Compensation Committee.

     Stock Subject to the 2006 Stock Incentive Plan. We will at all times reserve and keep available such number of shares as may be required to meet the needs of the Plan. A maximum of 125,000 shares of our common stock may be issued under the Plan. As of March 6, 2006, the aggregate fair market value of the shares to be reserved under this Plan was $4,862,500, based on the closing sales price per share of our common stock of $38.90 on the Nasdaq National Market.

     Eligibility. The Compensation Committee selects the people who may participate in the Plan. Any officer or non-employee director of the Company or First Federal Savings Bank of Iowa, may be selected to participate. As of March 6, 2006, there were 33 officers and 5 non-employee directors eligible to be selected for participation.

     Terms and Conditions of Awards. The Compensation Committee may, in its discretion, grant any or all of three types of equity-linked awards to eligible individuals: stock options, restricted stock awards and stock appreciation rights. The Compensation Committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

     o It may not grant awards that will result in the issuance of more than 125,000 shares in the aggregate or more than 100,000 as restricted stock awards.

     o It may not grant awards for more than 12,500 shares annually in the form of options or stock appreciation rights, nor more than 6,250 shares annually in the form of restricted stock, to any individual "covered employee" under section 162(m) of the Internal Revenue Code of 1986 (the "Code").

     o It may not grant awards with an effective date that is before the date that we receive shareholder approval for the Plan.

     Stock Options. The Compensation Committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

     o It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

     o It may not grant a stock option with a term that is longer than 10 years.

     The Compensation Committee may grant incentive stock options to officers and employees that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. The Compensation Committee may only grant non-qualified stock options to non-employee directors. Incentive stock options are subject to certain additional restrictions under the Code and the Plan. Unless otherwise designated by the Compensation Committee, options granted under the Plan will be exercisable for a period of six years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment due to discharge without cause, one year after termination of employment due to death, disability or retirement, or immediately upon voluntary resignation or termination for cause). The exercise period may be further extended (but not beyond a maximum option period of ten years) by up to three years in the event of a change of control and, in the event the option is scheduled to expire while a securities trading suspension is in effect or an option holder is prevented from exercising options due to applicable federal, state or local securities laws, until 90 days following the end of the suspension period.

     Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash, shares of our common stock already owned by the option holder or in such other consideration as the Compensation Committee authorizes. Vested options may be transferred prior to exercise only to certain family members and on death of the option holder. If permitted by the Compensation Committee, options may be exercised before they are vested; in this case, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring that the shares be returned to us in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned if the vesting conditions are not satisfied. Unless otherwise specified by the Committee, stock options will not be exercisable prior to vesting and will vest at the rate of 20% per year beginning on the first anniversary of the grant date. In the event of termination of employment due to death or disability, the vesting of stock options scheduled to vest within six months after the termination date will be accelerated. In the event of a change of control, the vesting of all options is accelerated.

     Restricted Stock. As a general rule, shares of our common stock that are subject to a restricted stock award are held by the Compensation Committee for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the Compensation Committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the award recipient shall exercise any voting or tender rights in its discretion and the Compensation Committee shall accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares. In the alternative, the Compensation Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

     All restricted stock awards will be subject to a vesting schedule specified by the Compensation Committee when the award is made. If the Committee does not specify a vesting schedule, the award will vest at the rate of 20% per year beginning on the first anniversary of the date of grant. In the event of death or termination due to disability before the vesting date, unvested awards that would have vested within six months after death or termination for disability will be deemed vested. All other awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made. All unvested awards will vest in the event of a change in control.

     Performance-Based Restricted Stock Awards. At the time of grant, the Compensation Committee may designate a restricted stock award as a Performance-Based Restricted Stock Award. If it does so, it shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals which must be attained by the award recipient as a condition of retention of the shares. The performance goal(s) shall be based on one or more of the following: (i) earnings per share; (ii) net income; (iii) return on average equity; (iv) return on average assets; (v) core earnings; (vi) stock price; (vii) operating income; (viii) operating efficiency ratio; (ix) net interest rate spread; (x) loan production volumes; (xi) non-performing loans;
(xii) cash flow; (xiii) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals; and (xiv) except in the case of a Covered Employee, any other performance criteria established by the Committee.

     Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Compensation Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance (or the past performance of individual business units) and/or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the Compensation Committee when the award is made.

     The Compensation Committee shall determine in its discretion whether the award recipient has attained the goals. If they have been satisfied, it shall certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend will be removed from any stock certificates previously delivered to the award recipient.) If the performance goals are achieved prior to the end of the performance measurement period, the awards may be distributed early.

     Stock Appreciation Rights. A stock appreciation right affords the holder the right to receive, upon exercise, a payment in cash or shares of our common stock equal to the positive difference between the exercise price assigned to the right and the fair market value of a share of our common stock on the exercise date. The Committee sets the terms and conditions of the stock appreciation rights that it grants. In setting terms and conditions, it must observe the following restrictions:

     o It may not grant a stock appreciation right with an exercise price that is less than the fair market value of a share of our common stock on the date it grants the stock appreciation right.

     o It may not grant a stock option with a term that is longer than 10 years.

     The Compensation Committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same terms and conditions as a related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related option and the exercise of a related stock option cancels the tandem stock appreciation right. Tandem stock appreciation rights may only be settled in shares of our common stock. Unless otherwise designated by the Compensation Committee, stock appreciation rights granted under the 2006 Stock Incentive Plan will be stand-alone stock appreciation rights, will have an exercise price equal to the fair market value of a share on the date of grant, will be exercisable for a period of six years after the date of grant (or for a shorter period ending upon the holder's termination of employment for any reason) and will vest at the rate of 20% per year beginning on the first anniversary of the date of grant. In the event of termination of employment due to death or disability, the vesting of stock appreciation rights scheduled to vest within six months after the termination date will be accelerated. In the event of a change of control, the vesting of all stock appreciation rights is accelerated. Vested stock appreciation rights that are not exercised prior to their expiration date will be deemed automatically exercised on their expiration date.

     Mergers and Reorganizations. The number of shares available under the Plan, the maximum limits on awards to individual officers and directors, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend spin-off or other event where the Compensation Committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient's rights. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding awards may be exchanged for awards linked to the equity of the surviving entity that are designed to neither increase nor diminish the rights of the holders of the outstanding awards or may be settled for a monetary or other payment when the merger, consolidation or reorganization occurs.

     Conditions of Effectiveness. The Plan will become effective upon its approval by our shareholders and will continue in effect for ten years from the date of such approval unless terminated sooner. No performance-based restricted stock awards will be granted after the fifth anniversary of the Plan's effective date unless the list of permissible performance goals is re-approved by the shareholders.

Termination or Amendment

     Our Board of Directors has the authority to amend or terminate the Plan in whole or in part at any time by giving written notice to the Compensation Committee; however, all options, stock appreciation rights and restricted stock awards that have been granted under the Plan and are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and terms and conditions set forth in the agreements between the Compensation Committee and the recipients.

     To the extent required to comply with the Code and as a Nasdaq Stock Market listed company, we are required to seek shareholder approval for amendments to the Plan that are deemed material under the Nasdaq Stock Market listing rules. The Plan does not authorize the re-pricing of stock options without shareholder approval. No material amendments affecting the terms of performance-based restricted stock awards may be made without shareholder approval.

Federal Income Tax Consequences

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The Plan is not a qualified plan under
Section 401(a) of the Internal Revenue Code.

     Restricted Stock Awards. The restricted stock awards under the Plan do not result in federal income tax consequences to either us or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the Plan, such dividend amounts will also be included in the ordinary income of the recipient. We will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award that is not a Performance-Based Restricted Stock Award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

     Stock Options. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year in cases of termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. The amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder's liability, if any, for alternative minimum tax.

     Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the Compensation Committee on a merger or other reorganization under the Plan's change of control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

     When a non-qualified stock option is exercised, we may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment if directed by the Compensation Committee on a merger or other reorganization under the Plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option.

     Stock Appreciation Rights. Stock appreciation rights do not have federal income tax consequences for recipients or for us when they are granted. When a stock appreciation right is exercised, the amount paid in settlement is included in the payee's gross income for federal income tax purposes, and we may be entitled to claim a federal tax deduction for a like amount.

     Deduction Limits. Section 162(m) of the Code limits our deductions for compensation in excess of $1,000,000 per year for our chief executive officer and the four other most highly paid executives named in the summary compensation table in our proxy statement. Compensation amounts resulting from so-called
"qualified performance-based compensation" are not subject to this limit. Restricted stock awards, other than performance-based restricted stock awards, may be subject to this deduction limitation if the amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. We have designed the Plan so that stock options, stock appreciation rights and performance-based restricted stock awards may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. We expect that the Compensation Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Compensation Committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

     The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the Plan. State and local tax consequences may also be significant.

     Awards under the Plan are discretionary and the Compensation Committee has not yet determined whom awards will be made to and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the Plan to any individual or group of individuals.

Equity Compensation Plan Information

     Set forth below is certain information, as of December 31, 2005, concerning our equity compensation plans for which we have previously obtained shareholder approval and those equity compensation plans for which we have not previously obtained shareholder approval:

                                        Equity Compensation Plan Information
--------------------------------------------------------------------------------------------------------------
                              Number of Securities to be        Weighted Average
                               Issued upon Exercise of         Exercise Price of         Number of Securities
                                 Outstanding Options,         Outstanding Options,     Remaining Available for
Plan Category                     Warrants and Rights         Warrants and Rights          Future Issuance
-------------------------     --------------------------      --------------------     -----------------------
Equity Compensation Plans
Approved by Security
Holders                                 97,705                      $25.30                         -

Equity Compensation Plans
Not Approved by Security
Holders                                  4,895                      $37.86                    35,105(1)

Total                                  102,600                      $25.90                    35,105

___________

(1) The equity compensation plan not approved by shareholders is that portion of the 1996 Stock Option Plan which grants nonqualified options to certain officers and non-employee directors out of a pool of 40,000 shares reserved to the plan without shareholder approval.

================================================================================
The Board of Directors unanimously recommends a vote "FOR" the approval of the North Central Bancshares, Inc. 2006 Stock Incentive Plan.
================================================================================

              ----------------------------------------------------
                                   PROPOSAL 3

                          RATIFICATION OF THE COMPANY'S
                          INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM
              ----------------------------------------------------


     The Audit Committee has appointed the firm of McGladrey & Pullen, LLP to continue as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006, subject to ratification of such appointment by the Company's shareholders.

     Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

================================================================================
The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm.
================================================================================

                             ADDITIONAL INFORMATION

Date for Submission of Shareholder Proposals

     Under the proxy solicitation regulations of the SEC, if you wish to submit a proposal to be included in the Company's Proxy Statement for the 2007 Annual Meeting, we must receive it by November 19, 2006. SEC rules contain standards as to whether shareholder proposals are required to be included in the Proxy Statement. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the rules and regulations promulgated by the SEC.

     In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting (which is not included in the proxy statement for the 2007 Annual Meeting), you must be a shareholder of record and have given timely notice in writing to the Secretary of the Company, according to the procedures set forth in the Company's Bylaws. If the 2007 Annual Meeting is held on a day that is within thirty (30) days preceding the anniversary of this year's meeting, we must receive your notice at least sixty
(60) days in advance of the 2007 Annual Meeting. If the 2007 Annual Meeting is held on or after the anniversary of the 2006 Annual Meeting, we must receive your notice at least ninety (90) days in advance of the 2007 Annual Meeting. For example, if the 2007 Annual Meeting is held on April 21, 2007, we must receive your notice by February 20, 2007. Finally, if our 2007 Annual Meeting is held on a date which is outside the time periods set forth above, we must receive your notice by the close of business on the tenth (10th) day following the date on which notice of the 2007 Annual Meeting is first given to shareholders as provided in the Company's Bylaws.

                                             By Order of the Board of Directors,


                                             /s/Jean L. Lake
                                             ---------------
                                             Jean L. Lake
                                             Secretary

Fort Dodge, Iowa
March 20, 2006

                                   Appendix A

                         NORTH CENTRAL BANCSHARES, INC.
               NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

         The purpose of the Nominating and Corporate Governance Committee (the "Committee") shall be to assist the board of directors (the "Board") of North Central Bancshares, Inc.(the "Company") in identifying qualified individuals to become Board members and officers of the Company, in determining the composition of the Board and its committees, in developing and implementing a process to assess Board effectiveness and in developing and implementing the Company's corporate governance guidelines.

Membership and Appointment

         The Committee shall consist of no fewer than three members, each of whom shall meet the criteria for independence established by the rules and regulations of the Nasdaq Stock Market and who the Board has affirmatively determined does not have a material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Committee shall be appointed annually by the Board and shall serve at the pleasure of the Board. Notwithstanding the foregoing, no director shall serve on the Committee in any capacity in any year during which such director's term as a director is scheduled to expire.

Meetings and Procedures

         The Committee shall have a chairperson who must, and a secretary who may but need not be, a member of the Committee. The Board shall designate the chairperson of the Committee and the Committee shall designate the secretary for the Committee. If the Board does not designate a chairperson, or if the chairperson shall not be present at a meeting, the Committee shall select its own chairperson.

         The Committee shall establish its own rules of procedure, which shall be consistent with the bylaws of the Company and this Charter. The Committee shall meet at least two times annually at regularly scheduled times and places determined by the Committee's chairperson, and may meet more frequently, or take action by unanimous written consent, as circumstances require. A meeting may be called by the chairperson of the Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Committee at least 48 hours prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's bylaws and applicable law. A meeting shall be deemed properly called if each member of the Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

         A quorum shall consist of at least a majority of the voting members of the Committee. The vote of a majority of the voting members present at any meeting at which a quorum exists, including the chairperson of the committee who shall be eligible to vote, shall constitute the action of the Committee.

         The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

         Following each of its meetings, the Committee shall report its actions and recommendations to the Board. The secretary of the Committee shall keep written minutes of its meetings, which minutes shall be subject to approval by the members of the Committee and, once approved, shall be maintained with the books and records of the Company.

         The Committee shall have the authority to delegate any of its responsibilities to subcommittees, as the committee may deem appropriate in its sole discretion.

Nominations by Shareholders

         Shareholders may recommend nominees for election to the Board, in a manner consistent with Company's bylaws, as set forth under Article V, Section V thereof, this Charter and any guidelines established by the Committee.

Committee Authority and Responsibilities

         The Committee shall have the following authority and responsibilities:

Identification and Evaluation of Board of Directors Candidates
--------------------------------------------------------------

1. The Committee shall develop criteria, to be approved by the full Board, for the selection of directors and, when appropriate, conduct searches for individuals qualified to become members of the Board.

2. The Committee shall evaluate the validity of any shareholder nominees for election as directors in accordance with the qualifications and procedures set forth in Article V of the Company's bylaws. The Committee shall consider, obtain information regarding, interview and evaluate any valid shareholder nominees for election as directors in accordance with the criteria developed by the Board.

3. The Committee shall select, and recommend to the Board for its approval, nominees for election as directors, taking into account the criteria approved by the Board.

Evaluation of Board of Directors Effectiveness
----------------------------------------------

4. The Committee shall develop criteria for the evaluation of the Board and its members and shall annually assess the performance of incumbent Board members and the Board as a whole. Such assessment shall be discussed with the full Board and, as appropriate, the Committee shall recommend changes, including, but not limited to, changes in Board size and composition and in Board policies and procedures.

Corporate Governance Matters
----------------------------

5. The Committee shall review the Board's committee structure and annually recommend to the Board, for its approval, directors to serve as members of each committee. The Committee shall recommend to the Board additional committee members to fill vacancies as needed, taking into account the criteria approved by the Board. The Committee shall recommend to the Board individual directors to be designated as chairpersons of the Board committees. Notwithstanding the foregoing, the members of the Committee shall be appointed by the full Board, without recommendation by the Committee. The Board shall also, without recommendation by the Committee, be responsible for filling vacancies in, and appointing chairpersons of, the Committee.

6. The Committee shall develop and recommend to the Board for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

7. The Committee shall review and assess the adequacy of this charter at least annually and, as appropriate, recommend changes to the Board for its approval.

8. The Committee shall periodically review and assess the Company's Certificate of Incorporation and bylaws and, as appropriate, recommend changes to the Board for its approval.

9. The Committee shall consider any other corporate governance issues that may arise from time to time, and to develop appropriate recommendations for the Board.

         In undertaking its responsibilities, the Committee may retain or terminate, in its sole discretion, any search firm to be used to identify director candidates and to approve the search firm's fees and other retention terms. The Committee shall also have authority to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion.

                                   Appendix B
                                   ----------










                         NORTH CENTRAL BANCSHARES, INC.

                            2006 STOCK INCENTIVE PLAN













                            Adopted February 24, 2006
                      Effective as of [____________], 2006

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

                                ARTICLE I PURPOSE

Section 1.1          General Purpose of the Plan...............................1

                             ARTICLE II DEFINITIONS

Section 2.1     Award Notice...................................................1
Section 2.2     Bank...........................................................1
Section 2.3     Beneficiary....................................................1
Section 2.4     Board..........................................................1
Section 2.5     Change in Control..............................................1
Section 2.6     Code...........................................................3
Section 2.7     Committee......................................................3
Section 2.8     Company........................................................3
Section 2.9     Covered Employee...............................................3
Section 2.10    Disability.....................................................3
Section 2.11    Disinterested Board Member.....................................3
Section 2.12    Early Retirement...............................................4
Section 2.13    Earliest Exercise Date.........................................4
Section 2.14    Effective Date.................................................4
Section 2.15    Eligible Employee..............................................4
Section 2.16    Eligible Individual............................................4
Section 2.17    Employer.......................................................4
Section 2.18    Exchange Act...................................................4
Section 2.19    Exercise Period................................................4
Section 2.20    Exercise Price.................................................4
Section 2.21    Fair Market Value..............................................4
Section 2.22    Family Member..................................................5
Section 2.23    Incentive Stock Option.........................................5
Section 2.24    Non-Qualified Stock Option.....................................5
Section 2.25    Option.........................................................5
Section 2.26    Option Agreement...............................................5
Section 2.27    Option Holder..................................................5
Section 2.28    Parent.........................................................5
Section 2.29    Performance Goal...............................................5
Section 2.30    Performance Measurement Period.................................6
Section 2.31    Performance-Based Restricted Stock Award.......................6
Section 2.32    Permitted Transferee...........................................6
Section 2.33    Person.........................................................6
Section 2.34    Plan...........................................................6
Section 2.35    Recipient......................................................6
Section 2.36    Restricted Stock Award.........................................6

                                Table of Contents
                                -----------------
                                    Continued
                                    ---------

Section 2.37    Retirement.....................................................6
Section 2.38    SAR Agreement..................................................6
Section 2.39    Service........................................................6
Section 2.40    Share..........................................................6
Section 2.41    Stock Appreciation Right.......................................6
Section 2.42    Subsidiary.....................................................7
Section 2.43    Termination for Cause..........................................7
Section 2.44    Vesting Date...................................................8

                          ARTICLE III AVAILABLE SHARES

Section 3.1     Shares Available under the Plan................................8
Section 3.2     Shares Available for Options...................................8
Section 3.3     Shares Available for Restricted Stock Awards...................8
Section 3.4     Shares Available for Stock Appreciation Right..................8
Section 3.5     Reduction in Shares Authorized.................................8

                            ARTICLE IV ADMINISTRATION

Section 4.1     Committee......................................................9
Section 4.2     Committee Action...............................................9
Section 4.3     Committee Responsibilities.....................................9

                             ARTICLE V STOCK OPTIONS

Section 5.1     Grant of Options..............................................10
Section 5.2     Size of Option................................................11
Section 5.3     Exercise Price................................................11
Section 5.4     Exercise Period; Earliest Exercise Date.......................11
Section 5.5     Vesting Date..................................................12
Section 5.6     Additional Restrictions on Incentive Stock Options............13
Section 5.7     Method of Exercise............................................14
Section 5.8     Limitations on Options........................................15

                       ARTICLE VI RESTRICTED STOCK AWARDS

Section 6.1     In General....................................................16
Section 6.2     Vesting Date..................................................17
Section 6.3     Performance Based Restricted Stock Awards.....................18
Section 6.4     Dividend Rights...............................................20
Section 6.5     Voting Rights.................................................20
Section 6.6     Tender Offers.................................................20
Section 6.7     Designation of Beneficiary....................................20
Section 6.8     Manner of Distribution of Awards..............................21
Section 6.9     Taxes.........................................................21

                      ARTICLE VII STOCK APPRECIATION RIGHTS

Section 7.1     Grant of Stock Appreciation Rights............................21

                               Table of Contents
                               -----------------
                                    Continued
                                    ---------

Section 7.2     Size of Stock Appreciation Right..............................22
Section 7.3     Exercise Price................................................22
Section 7.4     Exercise Period...............................................22
Section 7.5     Vesting Date..................................................23
Section 7.6     Method of Exercise............................................24
Section 7.7     Beneficiaries.................................................24

                       ARTICLE VIII SPECIAL TAX PROVISIONS

Section 8.1     Tax Withholding Rights........................................25
Section 8.2     Code Section 83(b) Elections..................................25
Section 8.3     Election to Defer Income Tax Liability Pursuant to Deferred
                  Compensation Program........................................25

                      ARTICLE IX AMENDMENT AND TERMINATION

Section 9.1     Termination...................................................26
Section 9.2     Amendment.....................................................26
Section 9.3     Permitted Adjustments.........................................26

                             ARTICLE X MISCELLANEOUS

Section 10.1    Status as an Employee Benefit Plan............................27
Section 10.2    No Right to Continued Employment..............................28
Section 10.3    Construction of Language......................................28
Section 10.4    Governing Law.................................................28
Section 10.5    Headings......................................................28
Section 10.6    Non-Alienation of Benefits....................................28
Section 10.7    Notices.......................................................28
Section 10.8    Approval of Shareholders......................................29

                         NORTH CENTRAL BANCSHARES, INC.
                            2006 STOCK INCENTIVE PLAN


                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------

     Section 1.1 General Purpose of the Plan. The purpose of the Plan is to promote the growth and profitability of North Central Bancshares, Inc., by providing certain directors, key officers and employees of North Central Bancshares, Inc. and its Parents and Subsidiaries with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through a participation interest in the performance of Common Stock of North Central Bancshares, Inc.


                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

     The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

     Section 2.1 Award Notice means, with respect to a particular Restricted Stock Award, a written instrument evidencing the Restricted Stock Award and establishing the terms and conditions thereof.

     Section 2.2 Bank means First Federal Savings Bank of Iowa and any successor thereto.

     Section 2.3 Beneficiary means the Person designated by an Eligible Individual to receive any Shares subject to a Restricted Stock Award made to such Eligible Individual that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Eligible Individual that are exercisable, following the Eligible Individual's death.

     Section 2.4 Board means the Board of Directors of the Company.

     Section 2.5 Change in Control means any of the following events:

          (a) consummation by North Central Bancshares, Inc. of a transaction that would result in the reorganization, merger or consolidation of North Central Bancshares, Inc. with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule

          13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in North Central Bancshares, Inc.; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d- 3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of North Central Bancshares, Inc.;

          (b) the acquisition of all or substantially all of the assets of North Central Bancshares, Inc. or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of North Central Bancshares, Inc. entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of North Central Bancshares, Inc. of any transaction which would result in such an acquisition;

          (c) a complete liquidation or dissolution of North Central Bancshares, Inc., or approval by the stockholders of North Central Bancshares, Inc. of a plan for such liquidation or dissolution;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of North Central Bancshares, Inc. do not belong to any of the following groups:

               (i) individuals who were members of the Board of Directors of North Central Bancshares, Inc. on the effective date of this Plan; or

               (ii) individuals who first became members of the Board of Directors of North Central Bancshares, Inc. after the effective date of this Plan either:

                    (A) upon election to serve as a member of the Board of
               Directors of North Central Bancshares, Inc. by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the stockholders of North Central
               Bancshares, Inc. to serve as a member of the Board of North Central Bancshares, Inc., but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of North Central Bancshares, Inc., or of a nominating committee thereof, in office at the time of such first nomination; provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange
               Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of North Central Bancshares, Inc.; or

               (e) any event which would be described in section 2.5(a), (b),
          (c) or (d) if the term "Bank" were substituted for the term "North Central Bancshares, Inc." therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of North Central Bancshares, Inc., the Bank, or a subsidiary of either of them, by North Central Bancshares, Inc., the Bank, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.5, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

     Section 2.6 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

     Section 2.7 Committee means the Committee described in section 4.1.

     Section 2.8 Company means North Central Bancshares, Inc., a corporation organized and existing under the laws of the State of Iowa, and any successor thereto, the Bank and any successor thereto, and with the prior approval of the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.

     Section 2.9 Covered Employee means, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a "covered employee" (within the meaning of section 162(m) of the Code).

     Section 2.10 Disability means a condition of incapacity, mental or physical, for the performance of services which the Committee determines, on the basis of competent medical evidence, is likely to be permanent, to continue for an indefinite period of at least one hundred eighty (180) days, or to result in death.

     Section 2.11 Disinterested Board Member means a member of the Board who:
(a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Items 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares.

     Section 2.12 Early Retirement means, in the case of any Recipient, termination of all Service for the Employers at or after attainment of age 55 and the completion of at least ten consecutive years of Service to the Employers.

     Section 2.13 Earliest Exercise Date means, with respect to an Option, the earliest date on which the Option may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option's Vesting Date.

     Section 2.14 Effective Date means [__________], 2006.

     Section 2.15 Eligible Employee means any employee of the Company, or of a Parent or Subsidiary, whom the Committee may determine to be a key officer or employee and select to receive a Restricted Stock Award or a grant of an Option or Stock Appreciation Right pursuant to the Plan.

     Section 2.16 Eligible Individual means: (a) any Eligible Employee; and (b) any non-employee director of the Company or a Parent or Subsidiary.

     Section 2.17 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Individual, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

     Section 2.18 Exchange Act means the Securities Exchange Act of 1934, as amended.

     Section 2.19 Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

     Section 2.20 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the payment due upon exercise of a Stock Appreciation Right is computed.

     Section 2.21 Fair Market Value means, with respect to a Share on a specified date:

          (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York and without regard to after-hours trading activity; or

          (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

          (c) if sections 2.21(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

     Section 2.22 Family Member means, with respect to any Eligible Individual:
(a) any of the Eligible Individual's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption;
(b) any natural person sharing the Eligible Individual's household (other than as a tenant or employee, directly or indirectly, of the Eligible Individual);
(c) a trust in which any combination of the Eligible Individual and Persons described in section 2.22(a) and (b) own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Eligible Individual and Persons described in sections 2.22(a) and (b) control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Eligible Individual and Persons described in sections 2.22(a) and (b) control more than fifty percent (50%) of the voting interests.

     Section 2.23 Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

     Section 2.24 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Individual who is not an Eligible Employee or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

     Section 2.25 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

     Section 2.26 Option Agreement means a written instrument evidencing an Option granted under the Plan.

     Section 2.27 Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

     Section 2.28 Parent means any entity, whether or not incorporated, in an unbroken chain of entities ending with the Company where each entity other than the first entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity's outstanding stock or other interests that vote generally in the election of the other entity's directors or other governing body.

     Section 2.29 Performance Goal means, with respect to any Performance-Based Restricted Stock Award, the performance goal or performance goal(s) established pursuant to section 6.3(a), the attainment of which is a condition of vesting of the Performance-Based Restricted Stock Award.

     Section 2.30 Performance Measurement Period means, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

     Section 2.31 Performance-Based Restricted Stock Award means a Restricted Stock Award to which section 6.3 is applicable.

     Section 2.32 Permitted Transferee means, with respect any Recipient, a Family Member of the Recipient to whom an Option has been transferred in accordance with section 5.8.

     Section 2.33 Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

     Section 2.34 Plan means the North Central Bancshares, Inc. 2006 Stock Incentive Plan, as amended from time to time.

     Section 2.35 Recipient means the person to whom an Option or Stock Appreciation Right is granted or a Restricted Stock Award is made.

     Section 2.36 Restricted Stock Award means an award of Shares pursuant to
Article VI.

     Section 2.37 Retirement means: (a) termination of Service with the Employer in all capacities at or after attaining age 65 or (b) Early Retirement. No termination of Service shall be deemed a Retirement unless the terminating individual enters into a retirement agreement with the Employer, in form and substance satisfactory to the Committee, pursuant to which he agrees to provide limited transition services to the Employer on a consulting basis and/or abide by non-competition, confidentiality, non-derogation and non-disturbance covenants prescribed by the Committee for a fixed period specified by the Committee not to exceed two years.

     Section 2.38 SAR Agreement means a written instrument evidencing a Stock Appreciation Right granted under the Plan.

     Section 2.39 Service means, unless the Committee provides otherwise in an Option Agreement or SAR Agreement or Restricted Stock Award Notice, service in any capacity as a common-law employee, consultant or non-employee director to the Company or a Parent or Subsidiary.

     Section 2.40 Share means a share of Common Stock, par value $.01 per share, of the North Central Bancshares, Inc.

     Section 2.41 Stock Appreciation Right means the right upon exercise to receive, in cash or Shares, the amount equal to the excess (if any) of (a) the Fair Market Value of a Share on the date of exercise over (b) the Exercise Price.

     Section 2.42 Subsidiary means any entity, whether or not incorporated, in an unbroken chain of entities beginning with the Company where each entity other than the last entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity's outstanding stock or other interests that vote generally in the election of the other entity's directors or other governing body.

     Section 2.43 Termination for Cause means one of the following:


          (a) for an Eligible Individual who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, termination of employment with the Employer upon the occurrence of any of the following:

               (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of or plea of guilty or nolo contendere to a felony;

               (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

               (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer;

               (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or

               (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

          (b) for an Eligible Individual who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Employee, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry;

          (c) for an Eligible Individual who is a non-employee director, removal for cause under the terms of the laws or any law, rule or regulation applicable to the entity upon whose board of directors the individual serves as a non-employee director.

     Section 2.44 Vesting Date means the date on which an Option, Stock Appreciation Right, Restricted Stock Award, or Shares acquired upon exercise of an Option cease to be forfeitable upon termination of the Recipient's Service.


                                   ARTICLE III
                                   -----------

                                AVAILABLE SHARES
                                ----------------

     Section 3.1 Shares Available under the Plan.
                 -------------------------------
     Subject to section 9.3, the maximum aggregate number of Shares which may be issued for Restricted Stock Awards and upon the exercise of Options and Stock Appreciation Rights shall be 125,000 Shares and the maximum aggregate number of Options and Stock Appreciation Rights that may be granted to one individual in any calendar year shall be 12,500. The maximum aggregate number of Restricted Stock Awards that may be granted to one individual in any calendar year shall be 6,250 Shares.

     Section 3.2 Shares Available for Options.
                 ----------------------------
     Subject to section 9.3, the maximum aggregate number of Shares which may be issued upon exercise of Options shall be 125,000 Shares, and the maximum aggregate number of Options which may be granted to any one individual in any calendar year shall be 12,500 Options.

     Section 3.3 Shares Available for Restricted Stock Awards.
                 --------------------------------------------
     Subject to section 9.3, the maximum number of Shares which may be issued as Restricted Stock Awards under the Plan shall be 100,000 Shares and the maximum aggregate number of Shares which may be granted as Restricted Stock Awards to any one individual in any calendar year shall be 6,250 Shares.

     Section 3.4 Shares Available for Stock Appreciation Rights.
                 ----------------------------------------------
     Subject to section 9.3, the maximum aggregate number of Shares which may be issued upon exercise of Stock Appreciation Rights shall be 125,000 and the maximum number of Stock Appreciation Rights which may be granted under the Plan and to any one individual in any calendar year shall be 12,500 Stock Appreciation Rights.

     Section 3.5 Reduction in Shares Authorized.
                 ------------------------------
     The maximum number of Shares authorized under sections 3.1, 3.2, 3.3 or 3.4 as of any date (or for any calendar date) shall be reduced by one share for each Option, Stock Appreciation Right or Restricted Stock Award granted and outstanding or unexercised under this

Plan as of such date (or for the applicable calendar year) and shall be increased by one Share for each Option, Stock Appreciation Right or Restricted Stock Award that has been forfeited or that has expired without being exercised as of such date (or for the applicable calendar year).


                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

     Section 4.1 Committee.
                 ---------
     (a) Subject to section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of North Central Bancshares, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

     (b) The Board may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

     (c) No member of the Committee on the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

     Section 4.2 Committee Action.
                 ----------------
     The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

     Section 4.3 Committee Responsibilities.
                 --------------------------
     Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Restricted Stock Awards, Stock Appreciation Rights or Options, if any, to be granted, and the terms and conditions thereof;

          (b) with the consent of the Recipient or Beneficiary, as applicable, amend or modify the terms of any outstanding Option, Stock Appreciation Right or Restricted Stock Award or accelerate or defer the Vesting Date or Earliest Exercise Date thereof;

          (c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.


                                    ARTICLE V
                                    ---------

                                  STOCK OPTIONS
                                  -------------

     Section 5.1 Grant of Options.
                 ----------------
     (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Individual who is not an Eligible Employee shall be a Non-Qualified Stock Option.

     (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

          (i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

          (ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

          (iii) specify the Earliest Exercise Date and the Exercise Period determined in accordance with section 5.4;

          (iv) specify the Vesting Date determined in accordance with section
     5.5;

          (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

          (vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

     Section 5.2 Size of Option.
                 --------------
     Subject to section 3.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

     Section 5.3 Exercise Price.
                 --------------
     The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

     Section 5.4 Exercise Period; Earliest Exercise Date.
                 ---------------------------------------
         (a) Subject to section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Option Agreement (or, if no Earliest Exercise Date is specified in the Option Agreement, on the Vesting Date). It shall expire on the date specified in the Option Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

          (i) the date and time when the Recipient terminates Service for any reason other than the Recipient's death, Disability or discharge that is not a Termination for Cause; and

          (ii) the last day of the three-month period that begins on the date and time when the Recipient terminates Service due to discharge that is not a Termination for Cause;

          (iii) the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient's death or Disability; and

          (iv) the last day of the six-year period commencing on the date on which the Option was granted.

A Recipient's termination of Service prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of Service. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

         (b) Unless otherwise determined by the Committee and specified in the Option Agreement:

          (i) if a Change in Control occurs while an Option is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Options, the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; and (B) the third (3rd) anniversary of the date of the Change in Control; or any later date determined under section 5.4(b)(ii) or (iii);

          (ii) if a Change in Control occurs while an Option is outstanding and on or before its Earliest Exercise Date, then solely for the purpose of measuring the Exercise Period (but not for purposes of vesting), the Recipient of the Option shall be deemed to continue in Service through the applicable Earliest Exercise Date, and the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth
     (10th) anniversary of the date the Option was granted; (B) the third (3rd) anniversary of the date of the Change in Control; and (C) ninety (90) days after the Earliest Exercise Date; or any later date determined under section 5.4(b)(i) or (iii);

          (iii) if, on the date an Option is otherwise scheduled to expire, the holder of the Option may not then exercise the Option or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout (including but not limited to a blackout period established under the Company's securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company), the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; and (B) ninety (90) days after the last day of the securities trading blackout; or any later date determined under section 5.4(b)(i) or
     (ii); and

          (iv) the Earliest Exercise Date (but not the Vesting Date) of any Option outstanding on the date of the Recipient's termination of Service due to death or Disability shall be accelerated to the date of such termination of Service provided that the Recipient of such Option remained in continuous Service during the period beginning on the date the Option is granted and ending on the date of termination of Service.

     Section 5.5 Vesting Date.
                 ------------
         (a) Subject to section 5.5(b), the Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement. If no provision for vesting is made in the Option Agreement, the Vesting Date shall be:

          (i) the first anniversary of the date of grant, as to 20% of the Shares subject to the Option as of the date of grant;

          (ii) the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

          (iii) the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

          (iv) the fourth anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

          (v) the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Option as of the date of grant; and

          (vi) in the event of the Recipient's termination of Service due to the Recipient's Death or Disability, the date of termination of Service, as to any Options otherwise scheduled to vest during the period of six months beginning on the date of termination.

Failure of a Recipient to remain in continuous Service during the period beginning on the date an Option is granted and ending on the Option's Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient is not in continuous Service.

         (b) Except to the extent that an applicable Option Agreement expressly provides otherwise, each Option granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change of Control occurs shall, on such date, be 100% vested and exercisable.

     Section 5.6 Additional Restrictions on Incentive Stock Options.
                 --------------------------------------------------
     An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

          (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

          (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise

     Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (c) The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise
     Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (d) An Incentive Stock Option that is exercised during its designated Exercise Period but more than:

               (i) three (3) months after the termination of employment with the Company and all of its Parents and Subsidiaries (other than on account of disability within the meaning of section 22(e)(3) of the Code or death of the Eligible Employee to whom it was granted); or

               (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

     may be exercised in accordance with the terms of the Option but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

          (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

     Section 5.7 Method of Exercise.
                 ------------------
     (a) Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

          (ii) delivering to the Committee full payment, consistent with section 5.7(b), for the Shares as to which the Option is to be exercised; and

          (iii) satisfying such other conditions as may be prescribed in the Option Agreement.

     (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

          (i) in cash (by certified or bank check or such other instrument as the Company may accept); or

          (ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option holder for a period of more than six (6) months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

          (iii) by a combination thereof.

If permitted by the Committee, payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

     (c) When the requirements of section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

     Section 5.8 Limitations on Options.
                 ----------------------
     (a) An Option by its terms shall not be transferable by any Option Holder, except that (i) a Recipient may transfer a Non-Qualified Stock Option to the Recipient's Family Members during his lifetime; and (b) any Option Holder may transfer Options remaining unexercised at his death to a Beneficiary or by will or by the laws of descent and distribution. Any permitted transfer to Family Members shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the Permitted Transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the Recipient except the right to transfer the Option to Family Members. If a privilege of the Option depends on the life, Service, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, Service, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.

     (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

     (c) An Option holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option holder's death shall be transferred to the executor or administrator of the Option holder's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option holder and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option holder shall be deemed to have survived the Beneficiary.


                                   ARTICLE VI
                                   ----------

                             RESTRICTED STOCK AWARDS
                             -----------------------

     Section 6.1 In General.
                 ----------
     (a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

          (i) specify the number of Shares covered by the Restricted Stock
     Award;

          (ii) specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and non-assessable under applicable law);

          (iii) specify whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

          (iv) specify the date of grant of the Restricted Stock Award; and

          (v) specify the Vesting Date for the Restricted Stock Award;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

         (b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

          (i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

          (ii) registered in the name of Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

          (iii) registered in the name of and delivered to the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting date bear the following legend:

          The Common Stock evidenced hereby is subject to the terms of Restricted Stock Award Notice between North Central Bancshares, Inc. and [Name of Recipient] dated [Date] made pursuant to the terms of the North Central Bancshares, Inc. 2006 Stock Incentive Plan, copies of which are on file at the executive offices of North Central Bancshares, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

     (c) An Award by its terms shall not be transferable by the Eligible Individual other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

     Section 6.2 Vesting Date.
                 ------------
     (a) The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the first anniversary of the date of grant as to 20% of the Shares; the second anniversary of the date of grant as to an additional 20% of the Shares; the third anniversary of the date of grant as to an additional 20% of the Shares; the fourth anniversary of the date of grant as to an additional 20% of the Shares; and the fifth anniversary of the date of grant as to the remaining balance of the Shares.

     (b) Unless otherwise determined by the Committee and specified in the Award Notice for a Restricted Stock Award:

          (i) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture);

          (ii) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, any unvested Shares that were scheduled to vest during the six-month period beginning on the date of termination shall become vested on the date of termination of Service; and

          (iii) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the date of the Change in Control.

     Section 6.3 Performance-Based Restricted Stock Awards.
                 -----------------------------------------
     (a) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish one or more Performance Goals, the attainment of which shall be a condition of the Recipient's right to retain the related Shares. The Performance Goals shall be selected from among the following:

          (i) earnings per share;

          (ii) net income;

          (iii) return on average equity;

          (iv) return on average assets;

          (v) core earnings;

          (vi) stock price;

          (vii) operating income;

          (viii) operating efficiency ratio;

          (ix) net interest rate spread;

          (x) loan production volumes;

          (xi) non-performing loans;

          (xii) cash flow;

          (xiii) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures;

          (xiv) except in the case of a Covered Employee, any other performance criteria established by the Committee; and

          (xv) any combination of (i) through (xiii) above.

Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies.

     (b) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. The Performance Goals must be established no later than ninety (90) days after the beginning of the Performance Measurement Period and in any event during the first twenty-five percent (25%) of that Performance Measurement Period.

     (c) As promptly as practicable following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been attained, shall certify such fact in writing.

     (d) If the Performance Goals for a Performance-Based Restricted Stock Award have been attained and certified, the Committee shall either:

          (i) if the relevant Vesting Date has occurred, cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Restricted Stock Award; or

          (ii) in all other cases, continue the Shares in their current status pending the occurrence of the relevant Vesting Date or forfeiture of the Shares.

If any one or more of the relevant Performance Goals have not been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without a consideration (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture).

     (e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make payments accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this section 6.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of the Restricted Stock Award to such Covered Employee.

     (f) If provided by the Committee when a Performance-Based Restricted Stock Award is granted, to the extent that the relevant Performance Goals are achieved prior to the end of the Performance Measurement Period and certified by the Committee, a vested Performance-Based Restricted Stock Award may be paid at any time following such certification.


     Section 6.4 Dividend Rights.
                 ---------------
     Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be accumulated and held in a cash or cash equivalent account.

     Section 6.5 Voting Rights.
                 -------------
     Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Committee in its discretion.

     Section 6.6 Tender Offers.
                 -------------
     Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, each Recipient to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

     Section 6.7 Designation of Beneficiary.
                 --------------------------
     An Eligible Individual who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares that become vested on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Individual dies prior to the Eligible Individual, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Eligible Individual's death shall be paid to the executor or administrator of the Eligible Individual's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Eligible Individual who has received a Restricted Stock Award and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option holder shall be deemed to have survived the Beneficiary.


     Section 6.8 Manner of Distribution of Awards.
                 --------------------------------
     The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

     Section 6.9 Taxes.
                 -----
     The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.


                                   ARTICLE VII
                                   -----------

                            STOCK APPRECIATION RIGHTS
                            -------------------------

     Section 7.1 Grant of Stock Appreciation Rights.
                 ----------------------------------
     (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.

     (b) Any Stock Appreciation Right granted under this section 7.1 shall be evidenced by a written agreement which shall:

          (i) in the case of a tandem Stock Appreciation Right, relate to the same number of Shares; be settled only in Shares; have the same Exercise Price, Exercise Period, Vesting Date and other terms and conditions as the Option to which it relates and provide that the exercise of the related Option shall be deemed to cancel the Stock Appreciation Right for a like number of Shares and that the exercise of the Stock Appreciation Right shall be deemed to cancel the related Option for a like number of Shares;

          (ii) in the case of a stand-alone Stock Appreciation Right:

               (A) specify the number of Shares covered by the Stock Appreciation Right;

               (B) specify the Exercise Price, determined in accordance with section 7.3;

               (C) specify the Earliest Exercise Date and the Exercise Period;

               (D) specify the Vesting Date;

               (E) specify whether the Stock Appreciation will be settled in cash or in Shares;

               (F) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

               (G) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Stock Appreciation Right granted to an Eligible Individual.

     Section 7.2 Size of Stock Appreciation Right.
                 --------------------------------
     Subject to section 3.4 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted stand-alone Stock Appreciation Rights shall be determined by the Committee, in its discretion; provided, however, that a tandem Stock Appreciation Right shall be granted for a number of Shares no greater than the number of Shares subject to the related Option.

     Section 7.3 Exercise Price.
                 --------------
     The price per Share at which a stand-alone Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

     Section 7.4 Exercise Period.
                 ---------------
     (a) Subject to section 7.4(b), the Exercise Period during which a stand-alone Stock Appreciation Right may be exercised shall commence on the Vesting Date and shall expire on the date specified in the SAR Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

          (i) the date and time when the Recipient terminates Service for any reason; and

          (ii) the last day of the six-year period commencing on the date on which the Option was granted.

A Recipient's termination of Service prior to the Vesting Date of a Stock Appreciation Right shall, unless otherwise provided in the SAR Agreement, result in the Stock Appreciation Right being canceled without consideration at the close of business on the last day of Service. A Stock Appreciation Right that is vested and remains unexercised at the close of business on the last day of the Exercise Period shall be deemed automatically exercised on such date.

     Section 7.5 Vesting Date.
                 ------------
     (a) Subject to section 7.5(b), the Vesting Date for each stand-alone Stock Appreciation Right granted under the Plan shall be the date determined by the Committee and specified in the SAR Agreement or, if no provision for vesting is made in the SAR Agreement, the Vesting Date shall be:

          (i) the first anniversary of the date of grant, as to 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

          (ii) the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

          (iii) the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

          (iv) the fourth anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

          (v) the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Stock Appreciation Right as of the date of grant; and

          (vi) in the event of the Recipient's termination of Service due to the Recipient's Death or Disability, the date of termination of Service, as to any Stock Appreciation Rights otherwise scheduled to vest during the period of six months beginning on the date of termination.

Failure of a Recipient to remain in continuous Service during the period beginning on the date a Stock Appreciation Right is granted and ending on the Stock Appreciation Right's Vesting Date shall result in a cancellation of the Stock Appreciation Right without consideration at the earliest date and time at which the Recipient is not in continuous Service.

     (b) Except to the extent that an applicable SAR Agreement expressly provides otherwise, each Stock Appreciation Right that is outstanding under the Plan on the date on which a Change of Control occurs shall, on such date, be 100% vested and exercisable.

     Section 7.6 Method of Exercise.
                 ------------------
     (a) Subject to the limitations of the Plan and the SAR Agreement, a Recipient may, at any time after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Recipient shall exercise a Stock Appreciation Right by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Stock Appreciation Right; and

          (ii) satisfying such other conditions as may be prescribed in the SAR Agreement.

Any stand-alone Stock Appreciation Rights that are vested and remain unexercised at the expiration date of the relevant Exercise Period shall be deemed automatically exercised on such date without the requirement of notice or any other action on the part of the Recipient.

     (b) When the requirements of section 7.6(a) have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Recipient (or, in the event of his death, his Beneficiary) of a payment in an amount per Share equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, or, if applicable Shares with an aggregate Fair Market Value of a like amount.

     Section 7.7 Beneficiaries.
                 -------------
     The Recipient of a stand-alone Stock Appreciation Right may designate a Beneficiary to receive any payment in respect of outstanding stand-alone Stock Appreciation Rights that may be made after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Recipient, or in the event that no Beneficiary has been designated, the executor or administrator of the Recipient's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select, shall be deemed the Beneficiary. If the Recipient and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Recipient shall be deemed to have survived the Beneficiary.

                                  ARTICLE VIII
                                  ------------

                             SPECIAL TAX PROVISIONS
                             ----------------------

     Section 8.1 Tax Withholding Rights.
                 ----------------------
     The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option or Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such Option or Stock Appreciation Right. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement, an Option Holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option Holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option Exercise Date over the Option Exercise Price per Share.

     Section 8.2 Code Section 83(b) Elections.
                 ----------------------------
     If and to the extent permitted by the Committee and specified in an Option Agreement for a Non-Qualified Stock Option or a Restricted Stock Award Agreement for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, a Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates therefor shall bear the legend set forth in section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient's termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

     Section 8.3 Election to Defer Income Tax Liability Pursuant to Deferred
                 -----------------------------------------------------------
                 Compensation Program.
                 --------------------
     To the extent permitted by the Committee, the Recipient of a Non-Qualified Stock Option, Stock Appreciation Right or Restricted Stock Award may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan in which the Recipient is eligible to participate.

                                   ARTICLE IX
                                   ----------

                            AMENDMENT AND TERMINATION
                            -------------------------

     Section 9.1 Termination.
                 -----------
     The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options, Stock Appreciation Rights and Restricted Stock Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option and Stock Appreciation Right agreements and the Award Notices evidencing such Options, Stock Appreciation Rights and Restricted Stock Awards.

     Section 9.2 Amendment.
                 ---------
     The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision. In no event shall any such amendment or revision result in any reduction of the Exercise Price (including as a result of the surrender for cancellation of outstanding Options in consideration of a grant of Options with a lower Exercise Price within six (6) months thereafter) of any outstanding Option or Stock Appreciation Right unless such amendment is approved by a majority of the holders for any material amendment.

     Section 9.3 Permitted Adjustments.
                 ---------------------
     (a) Neither the Committee nor the Board shall be authorized to adjust the terms of any outstanding Option or Stock Appreciation Right in a manner that reduces its Exercise Price (including as a result of the surrender for cancellation of outstanding Options in consideration of a grant of Options with a lower Exercise Price within six (6) months thereafter) other than: (i) by amendment of the Plan in accordance with section 9.2 or (ii) as permitted in sections 9.3(b) or (c).

     (b) In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Options, Stock Appreciation Rights and Restricted Stock Awards in the aggregate to all Eligible Individuals and individually to any one Eligible Individual, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options, Stock Appreciation Rights and Restricted Stock Awards, and (iii) the Exercise Price of Options and Stock Appreciation Rights. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options, Stock Appreciation Rights or Restricted Stock Awards (including, without limitation, cancellation of Options, Stock Appreciation Rights and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options, Stock Appreciation Rights or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option, Stock Appreciation Right or Performance-Based Restricted Stock Award granted to a Recipient who is a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect. The authority granted in section 9.3(b) shall be exercised so as to avoid the enlargement or diminution of the economic rights represented by the Options or Stock Appreciation Rights being adjusted.

     (c) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Options or Stock Appreciation Rights granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options and Stock Appreciation Rights be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option or Stock Appreciation Right being canceled.

     (d) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Restricted Stock Award shall be adjusted by allocating to the Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.


                                    ARTICLE X
                                    ---------

                                  MISCELLANEOUS
                                  -------------

     Section 10.1 Status as an Employee Benefit Plan.
                  ----------------------------------

     This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

     Section 10.2 No Right to Continued Employment.
                  --------------------------------
     Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

     Section 10.3 Construction of Language.
                  ------------------------
     Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

     Section 10.4 Governing Law.
                  -------------
     The Plan shall be construed, administered and enforced according to the laws of the State of Iowa without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Restricted Stock Award, Stock Appreciation Right or Option granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

     Section 10.5 Headings.
                  --------
     The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

     Section 10.6 Non-Alienation of Benefits.
                  --------------------------
     The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

     Section 10.7 Notices.
                  -------

     Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a) If to the Committee:

                      North Central Bancshares, Inc.
                      c/o First Federal Savings Bank of Iowa
                      825 Central Avenue
                      Fort Dodge, Iowa  50501

                      Attention:  Chairman

          (b) If to a Recipient, Beneficiary or Option Holder, to the Recipient's, Beneficiary's or Option Holder's address as shown in the Employer's records.

     Section 10.8 Approval of Shareholders.
                  ------------------------
     The Plan shall be subject to approval by the Company's shareholders within twelve (12) months before or after the Effective Date. Any Option, Stock Appreciation Right or Restricted Stock Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained. No Performance-Based Restricted Stock Awards shall be granted after the fifth (5th) anniversary of the Effective Date unless, prior to such date, the listing of permissible Performance Goals set forth in section 6.3 shall have been re-approved by the stockholders of the Company in the manner required by section 162(m) of the Code and the regulations thereunder.

NORTH CENTRAL BANCSHARES, INC.                                   REVOCABLE PROXY
825 Central Avenue
Fort Dodge, Iowa  50501

  This proxy is solicited on behalf of the Board of Directors of North Central
                                Bancshares, Inc.

      for the Annual Meeting of Shareholders to be held on April 28, 2006.

The undersigned shareholder of North Central Bancshares, Inc. hereby appoints C. Thomas Chalstrom and Randall L. Minear, or either of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of North Central Bancshares, Inc. held of record by the undersigned on March 6, 2006, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 28, 2006 at 10:00 a.m., Central Time, at the Boston Centre, Suite 100 located at 809 Central Avenue, Fort Dodge, Iowa, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election of nominees listed in Item 1 and FOR the proposal in Item
2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of the Proxy Statement for the Annual Meeting, the Board of Directors is not aware of any such other business.

     PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors of North Central Bancshares, Inc. unanimously recommends a vote "FOR" all nominees in Item 1 and "FOR" the proposal in Item 2.

 I Will Attend Annual Meeting [ ]
 Please  Mark Your Choice Like This [X] in Blue or Black Ink.
--------------------------------------------------------------------------------
1. Election of Directors to a Three Year Term.     For all     Withhold for all
      Nominees:  David M. Bradley                  Nominees    Nominees
                 Robert H. Singer, Jr.                [ ]           [ ]


Instruction: To withhold authority for any individual nominee, write that nominee's name in the space provided:

------------------------------------------

--------------------------------------------------------------------------------

2.   Approval of North Central Bancshares, Inc. 2006 Stock Incentive Plan.
                For [ ]         Against [ ]        Abstain [ ]

 -------------------------------------------------------------------------------

3. Ratification of appointment of McGladrey & Pullen LLP as independent auditors for the Company for the fiscal year ending December 31, 2006.
                For [ ]         Against [ ]        Abstain [ ]

--------------------------------------------------------------------------------

                                            The undersigned hereby acknowledges
                                            receipt of the Notice of Annual
                                            Meeting of Shareholders and the
                                            Proxy Statement for the Annual
                                            Meeting.

                                            _______________________________

                                            _______________________________


                                                    Signature(s)


                                            Dated: ___________________,    2006

                                            Please sign exactly as your name
                                            appears on this proxy. Joint owners
                                            should each sign personally. If
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please include your full title.
                                            Corporate or partnership proxies
                                            should be signed by an authorized
                                            officer.